UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

CLEANSPARK, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026

Notice of Annual Meeting

and Proxy Statement

January 22, 2026

2 CleanSpark | 2026 Proxy Statement	Notice of Annual Meeting of Stockholders

Notice of Annual Meeting of Stockholders

BY TELEPHONE	ONLINE	BY MAIL
Vote your shares by calling 1-866-890-6881 toll-free.	Vote your shares online at www.proxydocs.com/CLSK	If you requested a paper copy of the proxy materials, complete, sign, date, and return your proxy card in the prepaid envelope.

TO BE HELD ON MARCH 3, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders (the “Meeting”) of CleanSpark, Inc. (the “Company,” ”CleanSpark,” “we,” or “us”) will be held on March 3, 2026, at 1:00 PM PST / 4:00 PM EST. We have adopted a completely virtual format for the Meeting to provide a convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.proxydocs.com/CLSK. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. For more information about the virtual meeting, please see “Questions and Answers Regarding This Solicitation and Voting at the Meeting” beginning on page 69 of the accompanying proxy statement (the “Proxy Statement”).

The purpose of the Annual Meeting is as follows:

Proposal		Board recommendation
1	Elect the five nominees for the Board of Directors	FOR all nominees
2	Ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2026	FOR

We also will transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The close of business on January 9, 2026, has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be available for any stockholder’s examination during ordinary business hours at our principal executive offices located at 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, beginning two business days after the date of this notice and continuing through the Meeting.

Your vote is important no matter how large or small your holdings in the Company may be. Even if you expect to attend the Meeting virtually, please vote as soon as possible by one of the following methods:

Voting in advance will not limit your right to virtually attend or to vote at the Meeting. For more information about voting, please see “Questions and Answers Regarding This Solicitation and Voting at the Meeting” beginning on page 69 of the accompanying Proxy Statement.

The Notice of Internet Availability of Proxy Materials contains instructions on how to access the Proxy Statement and our 2025 Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (the “Annual Report”), both of which will be available online at www.proxydocs.com/CLSK on or about January 22, 2026. These documents also will be available on our website at investors.cleanspark.com/financials/sec-filings/.

By Order of the Board of Directors

Leighton R. Koehler

Corporate Secretary

Henderson, Nevada

January 22, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 3, 2026

The Notice Regarding the Availability of Proxy Materials and the Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about January 22, 2026.

The Notice of Annual Meeting, the Proxy Statement, and the Annual Report are available on our website at investors.cleanspark.com/financials/sec-filings/. You also may access our proxy materials at www.proxydocs.com/CLSK.

Notice of Annual Meeting of Stockholders	CleanSpark | 2026 Proxy Statement 3

IMPORTANT

You are cordially invited to attend the Meeting virtually. Whether or not you expect to attend the Meeting, please complete, date, sign, and return the proxy card as promptly as possible in order to ensure your representation at the Meeting. Please review the instructions on your voting options described in the enclosed proxy statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. Even if you have voted by proxy, you may still vote virtually if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain a proxy card issued in your name from that intermediary. The presence, virtually or by proxy, of the holders of at least one-third (1/3) of the collective voting power of the Company’s outstanding shares of capital stock as of the record date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

4 CleanSpark | 2026 Proxy Statement	Table of Contents

Table of Contents	CleanSpark | 2026 Proxy Statement 5

6 CleanSpark | 2026 Proxy Statement	General Information

Proxy Statement for

Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CleanSpark, Inc. (the “Company,” “CleanSpark,” “we,” or “us”) for use at the annual meeting of stockholders (the “2026 Annual Meeting,” the “Annual Meeting,” or the “Meeting”) of the Company to be held on March 3, 2026 at 1:00 PM PST / 4:00 PM EST. We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. You may attend, vote, and submit questions during the Meeting via the Internet at www.proxydocs.com/CLSK. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. The virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxydocs.com/CLSK and logging in with their control number. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.proxydocs.com/CLSK a few minutes before the scheduled meeting time on March 3, 2026 to ensure you are logged in when the Meeting starts. For further information about the virtual Meeting, please see “Questions and Answers Regarding This Solicitation and Voting at the Meeting” beginning on page 69 of this Proxy Statement. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about January 22, 2026.

Only stockholders of record at the close of business on January 9, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 255,750,361 shares (excluding treasury shares) of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 1,750,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. At the close of business on the Record Date, the Common Stock was held by 195 holders of record and the Preferred Stock was held by four holders of record. Shares cannot be voted at the Meeting unless the holder thereof as of the Record Date is present or represented by proxy. The presence, virtually or by proxy, of the holders of at least one-third (1/3) of the collective voting power of the Company’s outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Gary A. Vecchiarelli to serve as the holder of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Mr. Vecchiarelli in accordance with the directions indicated on the proxy card. If you sign your proxy card without giving specific instructions, Mr. Vecchiarelli will vote your shares “FOR” the proposals being presented at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented at the Meeting.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

We pay the cost of soliciting the proxies. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

Company Overview	CleanSpark | 2026 Proxy Statement 7

Company Overview

CleanSpark is a digital infrastructure company focused on the development, ownership, and operation of large-scale data centers supporting Bitcoin mining and other compute-intensive workloads. We operate a geographically diversified portfolio of facilities across the United States and emphasize disciplined capital allocation, operational efficiency, and long-term value creation.

Bitcoin mining has historically been the Company’s principal business activity and remains a core focus. Our operations are designed to leverage competitively priced power, purpose-built infrastructure, and efficient fleet management to support reliable, scalable mining operations. We believe responsible infrastructure development and operational excellence are critical to sustaining performance in a highly competitive and rapidly evolving industry.

Building on the expertise developed through our Bitcoin mining operations, we are also evaluating opportunities to expand portions of our data center platform to support high-performance computing (“HPC”) and artificial intelligence (“AI”) workloads. This strategic evolution reflects our experience in power procurement, infrastructure design, and facility operations, as well as our focus on flexibility and long-term optionality. While Bitcoin mining remains our primary revenue-generating activity, we believe expanding our capabilities may enhance the durability of our platform over time.

CleanSpark operates with a long-term perspective, emphasizing transparency, responsible development, and engagement with the communities in which we operate. We believe our integrated approach to energy, infrastructure, and operations positions the Company to pursue sustainable growth while adapting to evolving technology and market dynamics.

8 CleanSpark | 2026 Proxy Statement	Proxy Summary

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement; it does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting. Disclosures in this Proxy Statement generally pertain to matters related to our most recently completed fiscal year, which ended on September 30, 2025.

The meeting will be held: 1:00 PM PST / 4:00 PM EST Tuesday, March 3, 2026 Online via live webcast at: www.proxydocs.com/CLSK Record Date: January 9, 2026

Admission:

Attendance at the meeting will be limited to holders of record and beneficial owners of our common stock as of the record date, or their proxies. For information on how to attend the virtual meeting, please see “Questions and Answers Regarding This Solicitation and Voting at the Meeting,” which begins on page 69.

VOTING MATTERS AND BOARD RECOMMENDATION

PROPOSAL 1	Elect the five nominees for the Board of Directors. For more information Page 12
The Board recommends a vote FOR all nominees
PROPOSAL 2	Ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2026. For more information Page 60
The Board recommends a vote FOR

CEO Transition

On August 10, 2025, CleanSpark co-founder and CEO Zachary K. Bradford resigned as an officer and director, and the Board appointed S. Matthew Schultz to the CEO position. Mr. Schultz, also a co-founder of CleanSpark, previously served as CEO from 2014 to 2019. He will continue to serve as Chairman.

Business Highlights

•
Leveraging our power optimization, land acquisition, engineering, operations and construction expertise, we have begun actively pursuing opportunities to develop portions of our sites and power pipeline for AI and HPC hosting and leasing. This diversification strategy reflects our commitment to leveraging our expertise in energy management, data center operations and large-scale computing infrastructure to address rapidly growing demand in AI and HPC markets.

Proxy Summary	CleanSpark | 2026 Proxy Statement 9

•
In October 2025, we added Jeffrey Thomas to our leadership team as Senior Vice President of AI Data Centers. Mr. Thomas is a global infrastructure veteran with over 40 years of leadership experience across the UK, US, Europe, Africa, and the Middle East. We also announced that we are working with Submer, a global leader in sustainable, modular AI center design and construction to evaluate opportunities for future collaboration.
•
In October 2025, we announced that we acquired rights to approximately 271 acres of land in Austin County, Texas and executed long-term power supply agreements totaling 285 megawatts, and then in January 2026, we announced definitive agreements to acquire a second site in Austin County with capability to add 300 more megawatts with potential further expansion up to 600 megawatts. Taken together, and contingent on the underlying regulatory approvals being obtained at those sites and closing on the January 2026 agreements, these transactions aim to deliver up to 890 megawatts of scalable, resilient, and energy-efficient capacity to meet accelerating demand from AI, cloud, and enterprise workloads.
•
In September 2025, we announced executive leadership transitions, including the appointment of Mr. Vecchiarelli, our CFO, as our President, the appointment of Scott E. Garrison as our Executive Vice President & Chief Development Officer, and Taylor Monnig as our Chief Technology Officer & Chief Operating Officer.
•
In June 2025, we announced we had reached the 50.0 exahash per second (“EH/s”) Milestone for our Bitcoin mining operations.

Director Election

The following table introduces our current directors, all of whom are standing for re-election this year. Directors are elected annually by a plurality of votes cast. At the 2026 Annual Meeting, proxies cannot be voted for more than five nominees.

All of the directors are independent, except Mr. Schultz.

				Committees
Name	Age	Director Since	Principal Occupation	A	C	NCG

Roger P. Beynon	79	2019	Owner of Beynon & Associates, a public accounting firm

			Managing director of Monolithic Tech, a global advisory firm within the Bitcoin ecosystem
Amanda Cavaleri	37	2022

			Retired Senior Vice President of Corporate Development, Smith’s Food and Drug Stores
Larry McNeill Lead Independent Director	84	2015

S. Matthew Schultz Chairman	56	2014	CEO of CleanSpark

Dr. Thomas L. Wood	60	2019	Deputy Director of Operations, U.S. Pacific Fleet

A Audit committee	C Compensation committee	NGC Nominations and Corporate Governance committee	Chair	Member

10 CleanSpark | 2026 Proxy Statement	Proxy Summary

Governance Highlights

Our Board is committed to robust corporate governance practices, which it believes help us compete more effectively and build long-term stockholder value. Highlights of our corporate governance practices appear below.

Board Composition & Independence
•
Lead Independent Director with significant responsibilities
•
Majority independent Board
•
Balanced Board with a breadth of skills, experience, and areas of expertise
•
Executive sessions with only independent directors at every regularly scheduled Board meeting

Board Oversight
•
Rigorous oversight of the development and execution of CleanSpark’s strategic plans
•
Robust process for overseeing key enterprise risks
•
Strong Board and management succession planning process
•
Robust Board and committee oversight of our strategy, policies, programs, and commitments

Shareholder Rights	• Annual elections of all directors • Single voting class • Proxy access bylaw

Strong Governance Practices
•
Annual Board & committee evaluations
•
Robust Code of Business Conduct & Ethics
•
Policy prohibiting hedging or pledging of CleanSpark stock by employees and directors
•
Clawback policy to recoup erroneously awarded incentive compensation

Proxy Summary	CleanSpark | 2026 Proxy Statement 11

Executive Compensation Highlights

Our executive compensation program is designed to reward both short- and long-term stock price appreciation and progress on strategic and operational goals. As shown below and discussed in more detail in this proxy statement, in fiscal year 2025, as in prior years, a significant portion of direct compensation for our Named Executive Officers (“NEOs”) was variable and performance-based.

Name And Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)

S. Matthew Schultz CEO & Chairman	2025	862,917	5,533,333	37,098,637	1,406,620	44,901,507

Gary A. Vecchiarelli CFO & President	2025	521,667	1,383,333	14,015,116	224,595	16,144,711

Scott E. Garrison CDO & EVP	2025	554,167	900,000	10,155,762	33,905	11,643,834

Taylor Monnig CTO & COO	2025	554,167	900,000	10,155,762	33,928	11,643,857

Zachary K. Bradford(4) Former CEO	2025	1,766,855	4,916,333	17,407,888	24,663,920	48,754,996

(1)
Amounts shown represent both discretionary and incentive-based bonuses.
(2)
Amounts shown represent the aggregate grant date fair value, as computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuations reflected in these columns, see Note 14 to the Consolidated Financial Statements contained in the Annual Report.
(3)
Amounts shown include compensation paid in Bitcoin and certain taxes paid by CleanSpark on behalf of the executives in accordance with their respective employment agreements. The value included in the table represents the Bitcoin price on the date of the issuance of the Bitcoin.
(4)
Mr. Bradford departed CleanSpark on August 10, 2025.

Complete details of our executive compensation appear in the “Compensation Discussion & Analysis,” which begins on page 34, and in the 2025 “Summary Compensation Table” on page 45.

At our 2021 annual meeting, our stockholders approved our proposal to hold advisory votes on executive compensation every two years. Our last say-on-pay vote occurred at the 2025 annual meeting, at which approximately 76% of stockholder votes cast were in favor of our say-on-pay proposal. Our next advisory vote on executive compensation will occur at the 2027 annual meeting.

The board unanimously recommends that you vote “FOR” each of the nominees identified below.

12 CleanSpark | 2026 Proxy Statement	PROPOSAL 1 — Election of Directors

PROPOSAL 1

Election of Directors

Our Board size is currently set at five members, though our Bylaws provide for a board as large as nine members. The Nominations and Corporate Governance Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as directors. The Nominating Committee’s goal is to assemble a group of professionals with the skills and characteristics that, taken as a whole, will ensure a strong board of directors with experience and expertise in all aspects of corporate governance and our business.

The Nominating Committee has recommended, and the Board has nominated, each of S. Matthew Schultz, Larry McNeill, Dr. Thomas L. Wood, Roger P. Beynon, and Amanda Cavaleri for election as a member of our Board at the 2026 Annual Meeting. Directors are elected at each annual meeting of our stockholders and hold office until the next annual meeting or until their respective successors are duly elected and qualified, or until their prior death, resignation, or removal. Each of the nominees is currently a director of CleanSpark and has consented to be named as a nominee and to serve if elected.

Vote Required and Recommendation of the Board

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees who receive the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors, even if they do not receive a majority of the votes. Since there are no other nominees for election as directors other than the individuals named in this Proxy Statement, we expect all of the nominees to be re-elected to our Board. Shares represented by executed proxies that do not contain contrary instructions will be voted “FOR” the election of each of CleanSpark’s nominees.

Only votes “FOR” will affect the outcome of the election. Broker non-votes and withheld votes will have no effect on this proposal.

1

The appropriate size of the Board;

2

CleanSpark’s needs for particular talents and experience on the Board; and

3

The knowledge, skills, and experience of each candidate.

PROPOSAL 1 — Election of Directors	CleanSpark | 2026 Proxy Statement 13

Criteria for Board Membership

The Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

We particularly value experience in technology, business, finance, energy, Bitcoin, digital assets, administration, and public service.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serving on the Board for an extended period of time.

In addition to these considerations, the Nominating Committee also may consider such other factors as it deems to be in the best interests of CleanSpark and its stockholders, including independence and particular requirements for board and committee membership under The Nasdaq Capital Market (“Nasdaq”) listing standards and Securities and Exchange Commission (“SEC”) rules. CleanSpark’s Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that at least a majority of the directors must meet Nasdaq’s independence standards.

The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.

How We Identify Director Nominees

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continued service by existing members of the Board with that of obtaining a new perspective.

After assessing the skills and experience of the incumbent directors, the Nominating Committee identifies the desired skills and experience for any new nominee and then uses its network and external resources to solicit and compile a list of potential candidates.

There are no arrangements or understandings between any of our directors, nominees for director, or officers and any other person pursuant to which any director, nominee director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries.

14 CleanSpark | 2026 Proxy Statement	PROPOSAL 1 — Election of Directors

Board Diversity & Skills

As required by our Corporate Governance Guidelines, when evaluating candidates, the Nominating Committee aims for a broad set of experience and skills in order to form a board that can consider problems and solutions from a wide variety of perspectives. CleanSpark does not want a homogenous board that never disagrees. To the contrary, dissent and discussion are welcome.

CleanSpark does not have a formal policy with regard to diversity in identifying and evaluating director nominees. Nevertheless, our Corporate Governance Guidelines direct the Nominating Committee to consider diversity—broadly defined to mean diversity of opinions, perspectives, personal and professional experience, and backgrounds, including geographic background, educational background, and professional background, as well as other differentiating characteristics. In evaluating the suitability of individual candidates (both new and incumbent), the Nominating Committee, in recommending candidates, and the Board, in approving or appointing candidates, will take into account many factors, including the following:

•
personal and professional integrity, ethics, and values;
•
experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company;
•
finance experience;
•
diversity of background, perspective, expertise, and specialized experience;
•
experience relevant to our industry and with relevant social policy concerns; and
•
relevant academic expertise or other proficiency in an area of our business operations.

Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of CleanSpark’s business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

BOARD SKILLS

In furtherance of these objectives, the Board has identified certain skills and areas of experience that it believes are particularly relevant to effective oversight of the Company’s strategy, operations, and risk profile at this stage of its development. The following skills and experience matrix highlights the collective capabilities of the Board, reflecting the range of expertise the Board considers important in carrying out its fiduciary responsibilities and supporting long-term value creation.

Energy & Infrastructure: Experience overseeing, developing, financing, or operating large-scale energy, power generation, grid-connected, or infrastructure-intensive assets, including expertise in energy markets, infrastructure deployment, and operational reliability.

Data Centers & High-Performance Computing: Experience with the design, construction, operation, or scaling of data centers or other high-performance computing environments, including power optimization, cooling, uptime, and capital-intensive infrastructure management.

Digital Assets & Bitcoin Mining: Experience with digital assets and blockchain-based systems, including Bitcoin mining operations, digital asset custody, treasury management, network economics, and the operational, regulatory, and financial considerations unique to the digital asset industry.

Project & Site Development: Expertise in identifying, permitting, developing, and executing large-scale projects or sites, including site selection, regulatory approvals, construction oversight, and coordination of multi-disciplinary teams.

Financial, Accounting, & Capital Markets: Experience in financial reporting, accounting principles, internal controls, financial analysis, budgeting, audit oversight, capital formation, financing transactions, balance sheet management, and engagement with public equity and debt markets, including oversight of liquidity, leverage, and financing strategy.

Policy, Regulatory, & Public Company Governance: Experience navigating regulatory, policy, or governmental frameworks applicable

PROPOSAL 1 — Election of Directors	CleanSpark | 2026 Proxy Statement 15

to public companies, including compliance oversight, regulatory risk management, and corporate governance practices.

Cybersecurity & Technology Risk: Experience overseeing cybersecurity, information security, or technology risk management, including data protection, system resilience, incident response, and enterprise risk governance.

Executive Leadership: Experience serving in senior executive or leadership roles, including responsibility for setting strategy, managing organizations, overseeing risk, and driving operational and financial performance.

Strategy and Innovation: Experience developing, evaluating, and executing corporate strategy, including long-term planning, capital allocation, competitive analysis, and innovation initiatives.

Global Business: Experience operating, managing, or advising businesses with international operations, cross-border transactions, global supply chains, or exposure to foreign markets and regulatory environments.

As shown below, our directors bring these critical skills to their work on the Board.

DIRECTOR SKILLS AND DEMOGRAPHIC MATRIX

	S. Matthew Schultz	Larry McNeill	Dr. Thomas L. Wood	Roger P. Beynon	Amanda Cavaleri
Skills And Experience
Energy & Infrastructure
Data Centers & High-Performance Computing
Digital Assets & Bitcoin Mining
Project & Site Development
Financial, Accounting, & Capital Markets
Policy, Regulatory, & Public Company Governance
Cybersecurity & Technology Risk
Executive Leadership
Strategy & Innovation
Global Business
Demographics
Age	56	84	60	79	37
White
Chose Not to Identify Race or Ethnicity
Female
Male
Veteran

16 CleanSpark | 2026 Proxy Statement	PROPOSAL 1 — Election of Directors

Stockholder Recommendations and Proxy Access

We do not have a formal policy concerning stockholder recommendations of nominees. To date, we have not received any recommendations from stockholders requesting the Nominating Committee to consider a candidate for CleanSpark’s slate of nominees. However, the absence of such a policy does not mean that stockholder recommendations are unwelcome. Stockholders who wish to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

Our Bylaws contain proxy access provisions that permit a stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of CleanSpark’s outstanding common stock for at least three years to nominate and include in our proxy materials up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors). Both the nominating stockholder(s) and the nominee(s) must satisfy the requirements set forth in our Bylaws, which are available on our website in the “Investors—Governance” pages.

See “Stockholders’ Proposals for the 2027 Annual Meeting” on page 75 for more information on stockholder recommendations and proxy access.

Limitation of Service on Other Boards

Our Corporate Governance Guidelines provide that no director may serve on the board of directors of more than three other public companies, and that no member of the Audit Committee of the Board (the “Audit Committee”) may serve on the audit committee of more than two other public companies. Directors must advise the Board before accepting any invitation to serve on the board of another public company. Currently no CleanSpark director serves on the board of any other public company.

No executive officer of CleanSpark may join the board of directors of another company without the prior written approval of the Board, and no other officer, employee, or personnel may join the board of directors of another company without the prior written approval of the Chief Executive Officer.

Term Limits

The Board does not believe it should establish term limits for directors. Term limits cause us to lose the valuable contributions of directors who have been able to develop, over a period of time, increasing insight into CleanSpark and its operations. As an alternative to term limits, the Nominating Committee reviews each director’s performance and contributions on the Board over the past year whenever directors are considered as nominees for re-election.

VALUE TO OUR BOARD

We believe that Mr. Beynon is qualified to serve on our Board because of his experience and knowledge in leading a public company reporting and accounting firm, board management, and finance.

PROPOSAL 1 — Election of Directors	CleanSpark | 2026 Proxy Statement 17

Nominees for Election

Independent Age: 79 Director since 2019 Committees • Audit (chair)

Roger P. Beynon

Owner, Beynon & Associates

EXPERIENCE

Roger P. Beynon is the owner of Beynon & Associates, a public accounting firm, where he provides accounting and tax services to businesses. Mr. Beynon is a Certified Public Accountant (CPA) and Certified Fraud Examiner (CFE) and is a past president of the Utah Association of CPAs. He was chairman of the board of directors of Transwest Credit Union until January 2025, when that entity merged with Utah Community Credit Union.

Education

•
Bachelor’s degree in accounting with a minor in banking and finance, Weber State University.

VALUE TO OUR BOARD

We believe that Ms. Cavaleri is qualified to serve on our Board because of her experience and knowledge in alternative investments and emerging technologies, the Bitcoin mining industry, and the policy and regulatory arenas.

18 CleanSpark | 2026 Proxy Statement	PROPOSAL 1 — Election of Directors

Independent Age: 37 Director since 2022 Committees • Nominating and Corporate Governance

Amanda Cavaleri

Managing Director, Monolithic Tech

EXPERIENCE

Amanda Cavaleri has been the managing director of Monolithic Tech, the suceessor to Apres Tech, a global advisory firm within the Bitcoin ecosystem, since September 2019. Monolithic Tech serves clients ranging from global hedge and venture funds to financial services and mining firms. From October 2021 to November 2024, Ms. Cavaleri was the Chief Executive Officer of Digital Reserve Energy, a Wyoming-based company that developed Bitcoin mining sites, leveraging stranded energy. In 2021, she co-founded a structured equity fund management company, focusing on emerging markets.

Ms. Cavaleri was Chief Marketing Officer and Vice President of Business Development of a privacy platform from August 2018 to March 2019. She was the managing director of an emerging technology advisory firm from 2013 to 2018. She is a former Innovation Fellow with AARP (2016-2017) and was a Thought Leader with Carnegie Mellon University & UPMC’s Quality of Life Technology Center (2014-2017). In 2021, she co-founded the Bitcoin Today Coalition, a 501(c)(4) entity dedicated to Bitcoin education and advocacy primarily in Washington, DC. Ms. Cavaleri serves on the board of directors of Gannett Trust Company, the first Bitcoin-native trust company. She also serves on the board of directors of the Jackson Hole International Film Festival. She coauthored Bitcoin and the American Dream: The New Monetary Technology Transcending our Political Divide (2021).

Education

•
Master of Science in Technology Commercialization, the University of Texas at Austin’s McCombs School of Business
•
Bachelor of Science, Regis University

VALUE TO OUR BOARD

We believe that Mr. McNeill is qualified to serve on our Board because of his extensive experience and knowledge in business management and finance, including market research, real estate, strategic advisory services, and business law.

PROPOSAL 1 — Election of Directors	CleanSpark | 2026 Proxy Statement 19

Lead Independent Director Age: 84 Director since 2015 Committees • Audit • Compensation • Nominating and Corporate Governance

Larry McNeill

Retired Senior Vice President of Corporate Development, Smith’s Food and Drug Stores

EXPERIENCE

Larry McNeill’s diverse business background includes roles in real estate, finance, research, law, management, and business strategies. He was Director of the Consumer, Sales, and Store Location research departments of Safeway Grocery Stores, Inc. (“Safeway”), where he was responsible for the expansion of Safeway in Europe, Australia, and Canada from 1970 to 1975. Prior to that, Mr. McNeill served as Director of Market Research for A&P, where he was responsible for the company’s expansion into Saudi Arabia. He was an executive officer of Smith’s Food and Drug Stores for 17 years, most recently as Senior Vice President of Corporate Development. Mr. McNeill retired from Smith’s Food and Drug Stores in 1996 after its merger with Fred Meyer was completed. Mr. McNeill served as the Chairman of the CleanSpark Board of Directors from September 2017 through October 2019.

Education

•
Bachelor’s degree in business administration, economics, and Russian language, Minnesota State University
•
M.B.A., Armstrong University
•
Mr. McNeill has completed course work towards his PhD in business management

VALUE TO OUR BOARD

We believe that Mr. Schultz is qualified to serve on our Board because of his experience and knowledge in public company reporting and finance, the energy sector, and market development.

20 CleanSpark | 2026 Proxy Statement	PROPOSAL 1 — Election of Directors

Chairman Age: 56 Director since 2014 Committees • None

S. Matthew Schultz

Co-founder and CEO, CleanSpark

EXPERIENCE

Matt Schultz is the co-founder, Chairman, and CEO of CleanSpark. Since co-founding CleanSpark in 2014, he served as a director and CEO until October 2019, when he transitioned to the role of Executive Chairman. Mr. Schultz resumed his position as CEO in August 2025. During his initial tenure as CEO, Mr. Schultz led CleanSpark as an alternative energy generator focused on converting biomass into energy using patented gasifier technology. He then led the expansion of CleanSpark in the renewable energy sector. CleanSpark’s activity in that sector included developing and deploying critical software that supported distributed energy systems, including mission-critical infrastructure and demand response programs, in support of commercial and government programs—most notably at Camp Pendleton.

In partnership with CleanSpark’s management team, Mr. Schultz has assisted in raising over $2 billion dollars in capital to facilitate the pivot to Bitcoin mining. His leadership has been instrumental in making CleanSpark one of the most recognizable Bitcoin mining companies in North America.

VALUE TO OUR BOARD

We believe that Dr. Wood is qualified to serve on our Board because of his experience and knowledge in engineering, strategic planning, operations, and logistics, derived in part from his military background.

PROPOSAL 1 — Election of Directors	CleanSpark | 2026 Proxy Statement 21

Independent Age: 60 Director since 2019 Committees • Audit • Compensation (chair) • Nominations and Corporate Governance (chair)

Dr. Thomas L. Wood

Deputy Director of Operations, U.S. Pacific Fleet

EXPERIENCE

Dr. Thomas L. Wood has over 40 years of experience across diverse fields including national security strategy, strategic planning, military operations, national policy development and implementation, engineering and construction management, defense acquisition, budgeting and programming, and large project management. Dr. Wood previously served in the U.S. Navy from 1985 to 2006, rising to the role of Deputy Director of Operations for the Naval Facilities Engineering Command - Pacific, where he oversaw the execution of nearly $1 billion annually in construction and services contracts through nine field offices across the Pacific. After leaving the Navy, Dr. Wood served as a Subject Matter Expert supporting the U.S. Pacific Command Joint Interagency Coordination Group for Counter-Terrorism as a Senior Military Analyst and continued as a civil servant in senior roles thereafter, including Deputy Director of Operations and later, Director, Commander’s Action Group, for Joint Interagency Task Force West; Deputy Director for Nuclear Weapons and Strategic Forces, Submarine Force, U.S. Pacific Fleet from April 2018 to April 2024; and Deputy Director of Operations, U.S. Pacific Fleet from April 2024 to present. Dr. Wood is a licensed Professional Engineer, and a co-inventor on two issued U.S. patents. He is a contributing author to the Bitcoin Today Coalition’s book, “National Security in the Digital Age”, as the author of a chapter on Illicit Finance and Money Laundering, and a contributing author to “The New Face of Transnational Crime Organizations (TCOs): A Geopolitical Perspective and Implications for National Security” published by the Office of the Secretary of Defense and the Joint Staff, March 2013.

Education

•
Bachelor’s degree in civil engineering, Union College
•
Master’s degree in civil engineering, the University of Maryland, College Park
•
Doctor of business administration degree, Argosy University, Honolulu

22 CleanSpark | 2026 Proxy Statement	Board Matters and Corporate Governance

Board Matters and
Corporate Governance

Role of the Board

The Board is responsible for establishing broad corporate policies and reviewing our overall performance; management is responsible for day-to-day operations. The primary responsibility of the Board is to oversee the management of CleanSpark and, in doing so, serve the best interests of CleanSpark and its stockholders. In addition, the Board:

•
selects, evaluates, and provides for the succession of executive officers;
•
subject to stockholder election, selects, evaluates, and provides for the succession of directors; reviews and approves corporate objectives and strategies;
•
evaluates significant policies and proposed major commitments of corporate resources; and
•
participates in decisions that have a potential major economic impact on CleanSpark.

Management keeps the directors informed through regular communication, including written reports and presentations at Board and committee meetings.

Governing Documents

Our Corporate Governance Guidelines, Code of Business Conduct and Ethics (the “Code of Ethics”), Insider Trading Policy (the “Insider Trading Policy”), Clawback Policy (as defined hereinafter), and committee charters, among other materials, are available, free of charge, on our website at investors.cleanspark.com/governance/. The information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement.

Our Code of Ethics applies to all of our directors, officers, employees, and consultants, including our principal executive officer, principal financial officer, principal accounting officer or controller, or individuals performing similar functions. We intend to post on our website all disclosures that are required by law or Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Ethics.

We will provide a copy of any of these documents, free of charge, to any stockholder upon written request to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052.

Board Independence

Our Board size is currently set at five members. Our Board has determined that Larry McNeill, Roger P. Beynon, Amanda Cavaleri, and Dr. Thomas L. Wood are each independent directors in accordance with Nasdaq listing requirements. Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of the director’s family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to CleanSpark and our management. There are no family relationships between or among any of our directors or executive officers.

Board Matters and Corporate Governance	CleanSpark | 2026 Proxy Statement 23

Board Leadership Structure

Our Corporate Governance Guidelines provide that the Board may select its Chairman and the Chief Executive Officer in any ways it considers in the interests of CleanSpark. The Board has no policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Although currently those two roles are both held by Mr. Schultz, the Board has not adopted a formal policy requiring that arrangement. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate to ensure the interests of CleanSpark and its stockholders are best served.

The duties, responsibilities, and tenure of the Chairman of the Board are established by the Board of Directors. Such duties and responsibilities include:

•
leading the Board in the fulfillment of its oversight responsibilities, including presiding over meetings of the Board; setting Board agendas in consultation with management and the Lead Independent Director;
•
ensuring that the Board receives timely and appropriate information to support informed decision-making; facilitating effective engagement among directors;
•
promoting sound corporate governance practices;
•
working to ensure that the Board maintains appropriate focus on strategic oversight, risk management, regulatory compliance, and long-term stockholder value; and
•
supporting the Board’s oversight of management while respecting the distinction between governance and day-to-day operations.

If the office of Chairman of the Board is held by the Chief Executive Officer or another person who is not an independent director, the independent directors may designate one independent director to serve as the “Lead Independent Director.” Mr. McNeill has served as the Board’s Lead Independent Director since October 1, 2024.

The rights and duties of the Lead Independent Director include:

•
presiding at meetings of the Board at which the Chairman of the Board is not present, including executive sessions of independent directors;
•
serving as liaison between the Chairman of the Board and the independent directors; approving information sent to the Board;
•
approving meeting agendas for the Board;
•
approving meeting schedules for the Board to ensure that there is sufficient time for discussion of all agenda items; having the authority to call meetings of the independent directors; and
•
being available for consultation and direct communication with significant stockholders if requested (subject to compliance with applicable company policies).

The Board may delegate additional rights and duties to the Lead Independent Director to assist the Board in fulfilling its responsibilities. The independent directors determine the term of the Lead Independent Director.

24 CleanSpark | 2026 Proxy Statement	Board Matters and Corporate Governance

Board Committees

Our Board has established three standing committees: an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee. Each Board committee operates under a charter that has been approved by our Board. The three charters are available on the “Investors—Governance” pages of our website.

The following table provides information about the current membership for each Board committee:

Committees
Name	A	C	NCG
S. Matthew Schultz
Larry McNeill
Dr. Thomas L. Wood
Roger P. Beynon
Amanda Cavaleri
A Audit committee C Compensation committee NGC Nominations and Corporate Governance committee	Chair		Member

Board Matters and Corporate Governance	CleanSpark | 2026 Proxy Statement 25

Audit Committee

MEMBERS Roger P. Beynon* (Chair) Larry McNeill Dr. Thomas L. Wood 9 MEETINGS IN 2025 *Audit Committee Financial Expert

The Audit Committee oversees the integrity of CleanSpark’s accounting and financial reporting process and the audits of its financial statements. The Audit Committee is directly responsible for, among other matters:

•
the selection, compensation, retention, and oversight of our independent registered public accounting firm;
•
reviewing the continuing independence of the independent registered public accounting firm;
•
approving the fees and other compensation to be paid to the independent registered public accounting firm;
•
pre-approving all audit- and non-audit-related services provided by the independent registered public accounting firm;
•
reviewing and discussing with management and the independent registered public accounting firm the results of the quarterly and annual financial statements;
•
reviewing and discussing with management and the independent registered public accounting firm CleanSpark’s selection, application, and disclosure of its critical accounting policies;
•
discussing with the independent registered public accounting firm, both privately and with management, the adequacy of CleanSpark’s accounting and financial reporting processes and systems of internal control; and
•
annually reviewing and evaluating the composition and performance of the Audit Committee, including the adequacy of the Audit Committee’s charter.

Each member of the Audit Committee meets the requirements for independence, including the enhanced requirements applicable to audit committee members, and can read and understand fundamental financial statements as required by the applicable SEC rules and regulations and Nasdaq listing standards. In arriving at this determination, the Board has examined each Audit Committee member’s professional experience and the nature of their employment in the corporate finance sector. The Board has also determined that Mr. Beynon qualifies as an “audit committee financial expert,” as defined under applicable SEC and Nasdaq listing standards.

26 CleanSpark | 2026 Proxy Statement	Board Matters and Corporate Governance

Compensation Committee

MEMBERS Dr. Thomas L. Wood (Chair) Larry McNeill 3 MEETINGS IN 2025

The Compensation Committee of the Board (the “Compensation Committee”) evaluates, recommends, oversees, and approves policy relating to compensation and benefits of CleanSpark’s officers and employees. The Compensation Committee is directly responsible for, among other matters:

•
annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers;
•
evaluating the performance of these officers in light of those goals and objectives and setting the compensation of these officers based on such evaluations;
•
administering and interpreting CleanSpark’s cash and equity-based compensation plans and Clawback Policy;
•
annually reviewing and making recommendations to the Board with respect to all cash and equity-based incentive compensation plans and arrangements; and
•
annually reviewing and evaluating the composition and performance of the Compensation Committee, including the adequacy of the Compensation Committee’s charter.

The Board has determined that each of Dr. Wood and Mr. McNeill is independent under the applicable Nasdaq listing standards, including the enhanced requirements applicable to compensation committee members, and that each qualifies as a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

The Compensation Committee may delegate its responsibilities under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee also may employ a compensation consultant, independent legal counsel, or other adviser to assist in evaluating the compensation of CleanSpark’s executive officers and its other duties. In addition to its three formal meetings held during fiscal year 2025, the Compensation Committee participated in multiple executive compensation discussions.

Nominations and Corporate Governance Committee

MEMBERS Dr. Thomas L. Wood (Chair) Larry McNeill Amanda Cavaleri 3 MEETINGS IN 2025

The Nominations and Corporate Governance Committee (the “Nominating Committee”) is responsible for making recommendations to the Board regarding candidates for directorship and the structure and composition of the Board and its committees. The Nominating Committee is also responsible for, among other matters:

•
identifying, evaluating, and nominating candidates for appointment or election as members of the Board and annually evaluating management;
•
developing, recommending, and evaluating a set of corporate governance guidelines applicable to all of CleanSpark’s employees, officers, and directors; and
•
annually reviewing and evaluating the composition and performance of the Nominating Committee (and the other committees of the Board), including the adequacy of the Nominating Committee’s charter.

Board Matters and Corporate Governance	CleanSpark | 2026 Proxy Statement 27

Board’s Role in Risk Management

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations.

Our Board of Directors does not have a standing risk management committee. Instead, this oversight function is administered directly through the Board of Directors as a whole, as well as through the Board’s standing committees, each of which addresses risks inherent in its respective areas of oversight.

The Board regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand CleanSpark’s risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole.

The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related party transactions. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention, and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor, or control such exposures.

The Compensation Committee is responsible for assessing whether any of our compensation policies or programs have the potential to encourage excessive risk-taking. In fulfilling this role, the Compensation Committee periodically reviews the design and operation of the Company’s executive and incentive compensation programs to evaluate the extent to which such programs appropriately balance risk and reward and align management incentives with the Company’s long-term strategic objectives and stockholder interests. The Compensation Committee also reviews disclosures regarding compensation-related risk included in the Company’s proxy statement and discusses with management any identified risks arising from compensation practices, as well as actions that may be taken to mitigate such risks. Where appropriate, the Compensation Committee coordinates with management and other Board committees regarding compensation-related matters that may have broader enterprise-wide risk implications.

The Nominating Committee reviews compliance with external and internal policies, procedures, and practices in relation to CleanSpark’s corporate governance and consistent with CleanSpark’s charter and bylaws and otherwise considers governance-related matters that may affect the Company’s risk profile. The Nominating Committee also reviews and evaluates the succession plans relating to the CEO and other executive officers of the Company and makes recommendations to the Board with respect to those plans.

Our management is responsible for day-to-day management of risk. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include focused discussions and analyses of the risks facing us.

We have an established IT Steering and Risk Committee, formed of senior company leadership, that evaluates all cybersecurity matters. This committee meets at least semi-annually and provides recommendations to the Audit Committee with respect to our information technology use and protection, including data governance, privacy, compliance, and cybersecurity. The Audit Committee, as necessary, reports any findings and recommendations to the Board. As cyber threats evolve and as our cybersecurity program matures, the Board will consider further developing specific cybersecurity oversight functions and protocols.

28 CleanSpark | 2026 Proxy Statement	Board Matters and Corporate Governance

Stockholder Engagement

We are committed to regular engagement with our stockholders and solicited our stockholders’ views regularly and broadly in 2025.

Outreach
•
Throughout 2025, we participated in numerous investor conferences, non-deal roadshows and over 200 meetings by phone or video conference with stockholders.
•
We engaged with stockholders across retail and institutional cohorts on a routine basis.

What We Discussed
•
Our Chief Executive Officer, Chief Financial Officer, Chief Business Officer and other members of our management team and Board participated in one-on-one and group discussions, sharing their views on CleanSpark's strategy and our strategic positioning, operational priorities, capital markets priorities, governance structure and executive compensation.

What We Did in Response
•
We held regular quarterly earnings conference calls open to all investors, which included Q&A sessions open to the entire analyst community. These calls were announced to the public in advance, and we provided an opportunity for investors to participate via audio or webcast. A recording of each earnings call webcast and Q&A was made available following the call.
•
We periodically published and distributed materials for our investors, leveraging our social media publications.
•
In addition, we published press releases to keep investors and the public apprised of our accomplishments.

Stockholders who wish to communicate with our Board may do so by e-mail by using the following email address: ir@cleanspark.com, or by submitting a comment via our website at cleanspark.com in the Contact section. Communications sent in accordance with this process will be transmitted to the appropriate Board members.

Meetings and Attendance

Each director is expected to prepare for, attend, and participate in meetings of the Board and of any Board committee on which he or she serves and to attend each annual meeting of CleanSpark stockholders. During fiscal year 2025, there were 10 Board meetings, some of which were held virtually. Each director attended at least 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual was serving as a director. Each of our directors attended the 2025 annual meeting of stockholders.

The independent directors meet in regularly scheduled executive sessions, in conjunction with regularly scheduled Board meetings. The independent directors may meet without management present at such other times as determined by the Lead Independent Director or by any other independent director.

Insider Trading Policy

Our Board has adopted the Insider Trading Policy which we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and Nasdaq listing standards. The Insider Trading Policy governs the purchase, sale, and other dispositions of CleanSpark securities, whether by the Company or otherwise, including unvested equity incentive awards, and applies to all of our directors, officers, and employees and all independent contractors or consultants who have access to material non-public information. Among other things, the policy prohibits covered individuals and any entities they control from engaging in hedging or monetization transactions or similar arrangements with respect to CleanSpark securities that hedge or offset, or are designed to hedge or

Board Matters and Corporate Governance	CleanSpark | 2026 Proxy Statement 29

offset, any decrease in the market value of those securities. The policy also prohibits covered individuals from holding CleanSpark securities in a margin account or pledging CleanSpark securities as collateral for a loan. The Insider Trading Policy is available on the “Investors—Governance” pages of our website.

Director Resignation

Management directors are expected to resign from the Board immediately when their employment with CleanSpark terminates unless otherwise requested by the Board. Upon termination of an independent director’s primary occupation or other significant change in business or professional circumstances, such director must offer his or her resignation to the Board effective upon acceptance by the Board. The Board will decide whether to accept such resignation in its sole discretion. The Board does not believe that directors who retire from or change the primary occupation that they held when they were first elected to the Board should necessarily leave the Board in every instance. However, the Board shall have the opportunity to review the continued appropriateness of Board membership under the circumstances.

Communications With Our Board of Directors

CleanSpark believes that communication between the Board, stockholders, and other interested stakeholders is an important part of corporate governance. To this end, the Board provides a process for stockholders to send communications to the Board, any individual director, or the non-management directors as a group, through the Chairman. Communications may be sent in writing to:

S. Matthew Schultz, Chairman of CleanSpark, Inc.

c/o Secretary

10624 S. Eastern Ave., Suite A-638

Henderson, Nevada 89052

Or by email to: legal@cleanspark.com

The Corporate Secretary will act as agent for the Chairman in facilitating direct communications to the Board. In that capacity, the Secretary will:

•
refer good faith allegations of improper accounting, internal controls, auditing, or financial matters affecting CleanSpark to the Audit Committee;
•
refer good faith allegations of other improper conduct affecting CleanSpark, as well as questions or comments concerning our general corporate governance or corporate affairs, to the Chairman; and
•
refer all other questions regarding product issues, human resources, or other similar concerns to the appropriate internal department for response.

Communications regarding individual grievances or other interests that are personal to the party submitting the communication, communications regarding ordinary day-to-day business operations, and communications that contain offensive, obscene, or abusive content will not be forwarded.

30 CleanSpark | 2026 Proxy Statement	Director Compensation

Director Compensation

Overview

Compensation for our non-employee directors is designed to be competitive with compensation for directors of similarly situated technology companies, to link rewards to business results and stockholder returns, and to align stockholder and director interests through direct ownership of CleanSpark common stock. Our non-employee director compensation program consists primarily of a cash component and an equity component. Non-employee directors do not receive fees for attending Board or committee meetings or for meeting with stockholders. Our Chief Executive Officer is not paid additional compensation for service as a director.

Cash Retainer

Each non-employee director received an annual cash retainer of $120,000, which was paid in twelve equal monthly installments beginning with the date the non-employee director was elected to the Board. In addition, non-employee directors received an annual cash fee of $15,000 for service as a member of an independent committee of the Board, an annual cash fee of $25,000 for service as chair of an independent committee of the Board, and an annual cash fee of $25,000 for service as Lead Independent Director.

Equity Compensation

The non-employee directors each received Restricted Stock Units (“RSUs”) issued in accordance with the CleanSpark, Inc. 2017 Incentive Plan, dated as of June 19, 2017 (as amended, restated, or otherwise modified from time to time, the “2017 Incentive Plan”) with a fair value computed in accordance with Accounting Standards Codification 718, Compensation—Stock Compensation, or ASC 718, of $200,000.

RSUs are granted on the date of the Annual Meeting at which the non-employee director is elected. If a non-employee Director is elected to the Board between annual meetings, a prorated grant is made. RSUs typically vest in four equal quarterly installments and are paid out in shares of CleanSpark common stock.

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on our Board for the fiscal year ended September 30, 2025.

DIRECTOR COMPENSATION*

Name	Fees Earned Or Paid In Cash ($)	Stock Awards(1)(2) ($)	Total ($)

Larry McNeill	190,000	452,210	642,210
Roger P. Beynon	145,000	452,210	597,210
Dr. Thomas L. Wood	185,000	452,210	637,210
Amanda Cavaleri	135,000	452,210	587,210

* Columns (d), (e), (f), and (g) required under item 402(k) of Regulation S-K have been omitted from this table as they are not applicable.

(1)
Includes 14,706 RSUs, valued at $152,207 per ASC 718, which were granted on September 12, 2025 but relate to the 2026 fiscal year.
(2)
23,239 RSUs were unvested and outstanding as of September 30, 2025.

Information About Our Named Executive Officers	CleanSpark | 2026 Proxy Statement 31

Information About Our
Named Executive Officers

Set forth below are brief descriptions of the background and business experience of our current NEOs other than Mr. Schultz. Mr. Schultz’s biography appears on page 20.

Age: 48 Joined CleanSpark in 2021 President & CFO since September 2025 CFO since 2021

Gary A. Vecchiarelli

Chief Financial Officer and President

EXPERIENCE

Mr. Vecchiarelli brings more than two decades of experience across finance and accounting roles to CleanSpark. He has guided CleanSpark through numerous acquisitions, equity capital raises, and strategic debt financings. His financial leadership has been instrumental in building CleanSpark’s strong balance sheet enabling it to become one of the largest corporate holders of Bitcoin.

Before joining CleanSpark, Mr. Vecchiarelli held senior positions with multiple publicly traded, high-growth companies:

•
Manager, BDO USA LLP’s Las Vegas audit practice, 2008 to 2011
•
Led finance operations for Galaxy Gaming, Inc. (OTC: GLXZ), 2012 to 2016
•
Led finance operations for Golden Entertainment, Inc. (NASDAQ: GDEN), 2017 to 2019
•
Chief Financial Officer for Imatrex, Inc., a high-tech medical imaging solutions company, 2019 to 2021.

Mr. Vecchiarelli is a CPA with active licenses in the states of California and Nevada.

Mr. Vecchiarelli has served on the board of directors for the Las Vegas Chapter of Financial Executives International since 2014 and was President of the chapter from 2016 to 2017. He has been a member of the board of directors for Coral Academies of Las Vegas, one of the top charter school systems in the state of Nevada, since 2018. In December 2025, Mr. Vecchiarelli was elected to the board of directors for Skillz Inc. (NYSE:SKLZ), an online video game competition platform.

Education

•
Bachelor’s degree in business administration with a concentration in accounting, California State University at San Jose

32 CleanSpark | 2026 Proxy Statement	Information About Our Named Executive Officers

Age: 60 Joined CleanSpark in 2020 Chief Development Officer since September 2025 Chief Operating Officer from May 2024 to September 2025 Senior Vice President of Growth from 2020 to May 2024

Scott E. Garrison

Chief Development Officer and Executive Vice President

EXPERIENCE

Mr. Garrison spearheaded CleanSpark’s scaled mining data center deployments across the country and has led the development or optimization of more than 700 MW of infrastructure. He brings over 30 years of experience developing systems and infrastructure for technology, software, hospitality, gaming, and media businesses. He founded Linq360 (now Archetype Data) and The Integration Center—companies that deliver technology solutions to businesses around the world. He also partnered and consulted with renowned companies including HP, Verizon, Microsoft, and Samsung. His expertise has made CleanSpark a leader in sourcing energy, supply chain management, construction management, and the deployment of best-in-class Bitcoin mining facilities.

Affiliations

•
Class A Member, Professional Golfers’ Association (PGA) of America

Information About Our Named Executive Officers	CleanSpark | 2026 Proxy Statement 33

Age: 33 Joined CleanSpark in 2022 Chief Operating Officer since September 2025 Chief Technology Officer since May 2024 Senior Vice President of Mining Technology from 2022 to 2024

Taylor Monnig

Chief Technology Officer and Chief Operating Officer

EXPERIENCE

Mr. Monnig leads the hardware and software technology teams that support operations across all mining data centers. Additionally, he spearheads the design work required for all future growth deployments, making his team critical to CleanSpark’s continued scaling efforts. His tenure at CleanSpark has resulted in sustained industry leading uptime, datacenter efficiency, and continuous improvement across all mining processes.

Before joining CleanSpark, Mr. Monnig founded TMGCore, a specialist in single-and two-phase liquid immersion cooling technology for data centers with high-density computing requirements, and served as its chief operating officer from 2018 to August 2022. In that role, he worked to develop and commercialize cooling technologies for HPC and Bitcoin mining.

Education

•
Bachelor’s degree in mass communications, Arizona State University

34 CleanSpark | 2026 Proxy Statement	Compensation Discussion and Analysis

Compensation Discussion
and Analysis

This Compensation Discussion and Analysis (“CD&A”) discusses our compensation philosophy and explains how our executive compensation program is structured to advance our goal of aligning our executives’ compensation with the long-term interests of CleanSpark’s stockholders. We also explain how the Compensation Committee determined compensation for our NEOs and the Compensation Committee’s rationale for specific pay decisions. Our NEOs for fiscal year 2025 were:

Name	Age	Position(s)
S. Matthew Schultz(1)	56	Chief Executive Officer, Chairman of the Board
Gary A. Vecchiarelli(2)	48	Chief Financial Officer, President
Scott E. Garrison(3)	60	Chief Development Officer, Executive Vice President
Taylor Monnig(4)	33	Chief Technology Officer, Chief Operating Officer
Zachary K. Bradford(5)	39	Former Chief Executive Officer, President, and Director

(1)
Mr. Schultz was appointed as our Chief Executive Officer effective August 10, 2025.
(2)
Mr. Vecchiarelli was appointed as our President effective September 4, 2025.
(3)
Mr. Garrison was appointed as our Chief Development Officer and Executive Vice President effective September 4, 2025.
(4)
Mr. Monnig was appointed as our Chief Operating Officer effective September 4, 2025.
(5)
Mr. Bradford resigned as our President and Chief Executive Officer on August 10, 2025.

For more information about our NEOs, please see “Information About our Named Executive Officers” on page 31.

Company Highlights

•
During the 2025 fiscal year, we operated a total hashrate capacity of 50.0 EH/s or approximately 4.3% of the total Bitcoin network hashrate.
•
As of September 30, 2025, our operational megawatt capacity was 1,027 MW across 33 mining locations, an increase from 656 MW at the end of the prior fiscal year across 25 mining locations.
•
We increased the quantity of Bitcoin mined from our Bitcoin mining operations from 7,092 Bitcoin mined in fiscal year 2024 to 7,873 Bitcoin mined in fiscal year 2025, representing an increase of approximately 11%.
•
Revenue from our Bitcoin mining activities increased from $379.0 million in fiscal year 2024 to $766.3 million in fiscal year 2025, an increase of 102%.
•
By successfully scaling our power strategy, our direct energy cost to mine one Bitcoin was $42,956 and the direct cost to mine one Bitcoin including direct energy costs, non-cash depreciation, financing costs, and accelerated depreciation in our owned facilities in fiscal year 2025 was $82,727 per Bitcoin.
•
We held 13,011 Bitcoin as of September 30, 2025.

Please see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report for a more detailed description of our 2025 financial results.

Compensation Discussion and Analysis	CleanSpark | 2026 Proxy Statement 35

Approach to Executive Compensation

Underpinning our executive compensation program are four core objectives:

1.
Performance-focused: Motivate delivery of the highest level of performance over short- to long-term horizons by making a substantial percentage of total compensation at-risk based on Company and individual performance. We strive to ensure that executives are not only managing current operations efficiently, but also are planning and acting for CleanSpark’s future success;
2.
Stockholder-aligned: Provide time- and performance-based equity awards that will deliver long-term value creation for both employees and stockholders if executives successfully drive our strategic objectives forward;
3.
Balanced: Employ an appropriate mix of fixed and at-risk compensation to balance our goals of talent attraction and retention while also motivating employees to be high-performing; and
4.
Market-competitive: We believe that CleanSpark has a best-in-class executive team. Their decisions influence CleanSpark’s daily operations, strategic direction, and financial health. The outcomes of their leadership shape our success and standing in the marketplace. Given the criticality of effective leadership to our long-term success, our programs are designed to enable us to successfully recruit and retain high-caliber talent in the competitive market.

To ensure our compensation program meets these core objectives while maintaining flexibility to make adjustments as required to evolve in line with ongoing shifts to our operating environment and the dynamic nature of our business, our Compensation Committee makes an informed assessment of corporate and individual performance to establish NEOs’ pay opportunities. It also considers compensation paid to similarly situated executives at peer companies as well as the performance of those companies relative to the Company.

In determining pay outcomes at the end of a performance period, our Compensation Committee uses structured discretion to consider corporate and individual performance. Unlike a strictly formulaic program, this approach allows for a holistic consideration of qualitative and quantitative corporate and individual performance factors within the context of the broader macroeconomic operating environment for the year.

Performance factors considered include:

OPERATING EFFICIENCY

•
Energy efficiency optimization (measured via joules/TH) of our Bitcoin mining operations. Improving our energy efficiency reduces the cost of production and helps maximize the production output of Bitcoin per megawatt of power available in CleanSpark’s infrastructure portfolio, thereby improving revenues, profitability, and corporate responsibility
•
Up time (actual, inclusive of curtailment)
•
Average power cost (of power consumed)

FINANCIAL TRANSPARENCY

•
Remediation of internal control deficiencies
•
Successful obtainment of a “clean” audit, i.e. no material weaknesses

FINANCIAL PERFORMANCE

•
Responsible growth, demonstrated through a balanced use of capital, and low debt ratio
•
Sound budget development and management to targets
•
Speed of return on investment – minimum time from expenditure to productive asset
•
Total capital cost per EH (relative to peers)

36 CleanSpark | 2026 Proxy Statement	Compensation Discussion and Analysis

•
Operating cost per EH (relative to peers)
•
Path to profitability – obtaining and maintaining Net Positive Revenue

CORPORATE CULTURE

•
Employee compensation
•
Workplace safety
•
Employee satisfaction

INDUSTRY LEADERSHIP

•
Increased profile as reflected through media coverage, participation in industry events and development of government and regulatory relationships, regulatory and academic
•
Become the “company to catch” within our industry, as reflected by industry leading, performance, cost, business conduct and integrity, and transparency

Compensation Setting Process

Role of the Board and the Compensation Committee

The Compensation Committee administers our executive compensation program, subject to the oversight and approval of our full Board of Directors. The Compensation Committee provides regular compensation-related updates to our Board of Directors so the full Board can make informed decisions on executive compensation matters.

Our Compensation Committee reviews our executive compensation practices on an annual basis. Based on this review, the Compensation Committee makes recommendations to our Board of Directors regarding base salary, bonus, and equity compensation amounts for CleanSpark’s executives.

Role of Management

Management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s recommendations and viewpoints with respect to adjustments to salary and incentive opportunities, program structures, and other compensation-related matters for our executive officers, other than with respect to the CEO’s own compensation. The Compensation Committee considers these recommendations as one factor in determining the compensation of our executive officers but ultimately is responsible for making all compensation decisions. Our CEO is not present during any deliberations or decision-making regarding his compensation.

Although the Board, through the Compensation Committee, retains primary authority over compensation decisions, it has delegated compensation decisions for non-executive employees to the CEO. Management provides updates and receives feedback from the Compensation Committee regarding this delegated authority.

Altair Engineering	HIVE Digital Technologies	Rambus
Applied Digital	Hut 8	Riot Platforms
Bitfarms	IREN Limited	Robinhood Markets
Cipher Mining	Marathon Digital Holdings	Shift4 Payments
Core Scientific	MarketAxess Holdings	TeraWulf
Galaxy Digital Holdings	MicroStrategy	Virtu Financial

Compensation Discussion and Analysis	CleanSpark | 2026 Proxy Statement 37

Independent Compensation Consultant

To help it carry out its responsibilities, the Compensation Committee has retained Compensia Inc., a nationally recognized compensation consulting firm (“Compensia”), to serve as its independent compensation consultant and provide advice regarding matters including competitive market analyses, pay-for-performance alignment, and incentive plan design. Compensia does not make specific compensation-related recommendations. Instead, the firm uses competitive market data to provide compensation ranges, taking into consideration our compensation peer group and compensation philosophy, for the Compensation Committee to consider. Representatives from Compensia attend certain Compensation Committee meetings, executive sessions, and preparatory meetings with the Committee chair and certain members of our management team, as requested by the Compensation Committee. Compensia also advises our Compensation Committee on public disclosures relating to our executive compensation programs.

The Compensation Committee has assessed, and periodically confirms, the necessary criteria and has determined that the engagement of Compensia does not raise any conflicts of interest or other similar concerns. Compensia reports directly to our Compensation Committee and does not provide any non-compensation-related services to CleanSpark.

Use of Comparative Market Data

The Compensation Committee reviews and considers the compensation levels and practices of a group of peer companies to assess the competitive market positioning of our executive compensation program. This peer group consists of 18 similarly situated technology companies, ten of which engage in Bitcoin mining and eight of which engage in ancillary services relating to Bitcoin mining and/or have large Bitcoin holdings. At least annually, the Compensation Committee reviews the peer group with our independent compensation consultant to ensure it remains appropriate.

In August 2024, the Compensation Committee reviewed the current peer group constituents with Compensia to ensure continued alignment with our business direction and financial profile. As market compensation levels are correlated to revenues for cash compensation and market capitalization for equity compensation, the Compensation Committee selects its peer companies using objective size criteria for each such metric. Based on this review, the Compensation Committee approved the peer group shown below for compensation decisions for fiscal year 2025 (the “2025 Peer Group”):

38 CleanSpark | 2026 Proxy Statement	Compensation Discussion and Analysis

The 2025 Peer Group revenue and market capitalization statistics, as of the time of the analysis, are shown below.

Compensation Discussion and Analysis	CleanSpark | 2026 Proxy Statement 39

2025 Executive Compensation

2025 Compensation Elements

Our executive compensation program consists primarily of the direct compensation components described below.

Element	Fixed Or Variable	Structure	Purpose

Base Salary	Fixed	Cash	Attract and retain executives by providing a market-competitive level of fixed compensation
Annual Incentives	Variable	Cash-based bonuses that vary based on company performance against financial, operational, and strategic goals, as well as individual performance	Motivate executives to achieve near-term goals that support our business objectives and position CleanSpark for future success
Long-Term Equity Incentives	Variable

60% time-based RSUs that vest ratably over three years

40% performance-based RSUs that are awarded based on a performance assessment that considers financial, operational, strategic and stock price performance, as well as individual performance. PSUs (as defined below) vest 25% immediately, with the remaining 75% vesting semi-annually over three years

Engage executives in building long-term value in alignment with our stockholders’ interests and promote retention
Bitcoin	Fixed	Monthly Bitcoin payments in amounts prescribed by each executive’s employment agreement, which would terminate automatically if CleanSpark ceases mining Bitcoin	Reinforce alignment with Company strategy as a leading, publicly traded Bitcoin miner

Each of the foregoing components of NEO compensation for fiscal year 2025 is discussed in more detail below.

Base Salary

Base salary is foundational to a comprehensive compensation strategy. Base salary provides financial stability and security, allowing executives to focus on strategic leadership and operational excellence. CleanSpark offers a competitive base salary so we can attract and retain top-tier talent, which is essential for formulating and executing strategies that drive corporate growth and sustainability. We compensate our NEOs commensurate with their performance, and we benchmark compensation, including base salary, against the companies in our peer group annually.

40 CleanSpark | 2026 Proxy Statement	Compensation Discussion and Analysis

The fiscal year 2025 and 2024 base salaries for our NEOs are shown below.

Name	Positions(S)	2024 Base Salary ($)	2025 Base Salary ($)

S. Matthew Schultz	Chief Executive Officer	720,000	855,000

Gary A. Vecchiarelli	Chief Financial Officer, President	425,000	510,000

Scott E. Garrison	Chief Development Officer, Executive Vice President	299,091	550,000

Taylor Monnig	Chief Technology Officer, Chief Operating Officer	299,091	550,000

Zachary K. Bradford(1)	Former Chief Executive Officer and President	800,000	950,000

(1)
Mr. Bradford departed CleanSpark on August 10, 2025.

The adjustments to base salary for the 2025 fiscal year were the result of the evaluation of individual strengths, responsibilities, market trends, and actual duties performed.

Annual Incentives

In determining fiscal year 2025 annual cash bonuses, the Compensation Committee evaluated CleanSpark’s performance during the 2025 fiscal year in a holistic manner consistent with CleanSpark’s structured discretion framework outlined above. In doing so, the Committee considered the key foundational principles underlying the Company’s compensation philosophy, including operational and financial efficiency, disciplined cost management, and ensuring responsible growth toward profitability while maintaining a strong, industry-leading balance sheet. This framework encourages strategic leadership and disciplined execution by rewarding executives for developing and implementing strategies that drive responsible growth, enhance operational efficiency, and position CleanSpark for long-term success in our highly competitive and rapidly evolving industry.

In particular, the Compensation Committee emphasizes operational excellence as a core value driver, recognizing that efficiency, cost optimization, and productivity are critical to performance in the Bitcoin mining industry. Incentives tied to improvements in energy efficiency, fleet utilization, and cost discipline directly impact the cost of Bitcoin production and overall operating performance, thereby enhancing profitability, resilience, and long-term stockholder value, while also supporting corporate responsibility objectives. During fiscal year 2025, the Company grew significantly across all monthly reported operating metrics, effectively managed costs, and achieved growth levels that exceeded original budgeted expectations.

The Compensation Committee’s evaluation also reflected the successful execution of key strategic and financing initiatives during fiscal year 2025, including the closing of the acquisition of GRIID Infrastructure, Inc. in October 2024, the completion of an offering of $650 million aggregate principal amount of 0% coupon convertible notes, and the expansion of the Company’s line of credit with Coinbase. In addition, the Committee considered the Company’s achievement of 50 EH/s of self-operating hash rate—an industry first—as a meaningful operational milestone demonstrating scale, execution capability, and industry leadership.

The Compensation Committee also assessed how each NEO’s individual performance contributed to CleanSpark’s overall performance, including execution of the Company’s long-term strategy, operational discipline, and progress toward sustainable value creation.

The Compensation Committee awarded the following annual incentive payments during fiscal year 2025.

Compensation Discussion and Analysis	CleanSpark | 2026 Proxy Statement 41

Name	Annual Cash Bonus ($)

S. Matthew Schultz	5,533,333

Gary A. Vecchiarelli	1,383,333

Scott E. Garrison	900,000

Taylor Monnig	900,000

Zachary K. Bradford(1)	4,916,333

(1)
Mr. Bradford departed CleanSpark on August 10, 2025.

Long-Term Equity Incentives

CleanSpark’s long-term equity incentive program is designed to support the Company’s compensation objectives by aligning executive compensation with sustained stockholder value creation, incentivizing long-term performance, and promoting executive retention in a competitive talent market. Accordingly, long-term incentives are delivered through a combination of time-based and performance-based RSUs (“PSUs”), which address our objectives in a balanced manner.

Time-based RSUs are designed to promote long-term commitment and sustained high performance by providing executives with the opportunity to share directly in the Company’s long-term success alongside stockholders. By granting equity that vests over time, these awards align employee and stockholder interests through collective participation in stock price appreciation driven by continued, consistent performance and execution of the Company’s strategic objectives. Time-based RSUs generally vest in equal annual installments over a three-year period following the grant date, reinforcing retention, long-term decision-making, and ongoing focus on value creation through equity ownership.

PSUs are designed to further strengthen pay-for-performance alignment by tying a significant portion of long-term compensation to the achievement of outcomes that the Compensation Committee believes are most likely to drive durable stockholder value. In awarding PSUs each year, the Compensation Committee evaluates performance based on two core value drivers that management can directly influence over a multi-year period and are key factors the Compensation Committee evaluates when making compensation decisions: Operational Scale and Efficiency and Financial Performance and Industry Leadership. 25% of the PSUs vested immediately upon grant, with the remaining 75% vesting semi-annually over three years. The Company believes the vesting schedule will support the stability of the senior executive team to execute critical operational and strategic priorities.

•
Operational Scale and Efficiency

Operational performance reflects CleanSpark’s ability to grow its hashrate in a disciplined and capital-efficient manner while maintaining a low-cost operating profile. This includes expanding productive capacity, optimizing fleet up time and energy efficiency, and managing power costs. These measures are intended to capture the underlying operating performance of the business.

•
Financial Performance and Industry Leadership

Market performance reflects CleanSpark’s ability to create sustained stockholder value over time through disciplined execution, financial transparency, and responsible growth. This includes balance sheet strength and long-term stock price appreciation driven by fundamentals rather than short-term market movements.

Together, these performance dimensions are intended to align management incentives with the operating and financial outcomes that drive CleanSpark’s long-term value creation, while allowing the Compensation Committee to evaluate results holistically across market conditions.

The Company does not set quantitative targets in advance. Instead, the Committee applies a structured, non-formulaic assessment that evaluates performance outcomes, execution quality, and progress toward long-term strategic objectives.

42 CleanSpark | 2026 Proxy Statement	Compensation Discussion and Analysis

Similar to our annual bonus program, in determining the number of PSUs granted, the Compensation Committee evaluated CleanSpark’s fiscal year 2025 performance of its Operational Scale and Efficiency and Financial Performance and Industry Leadership.

In October 2024, the Board approved a long-term incentive plan (the “2025 LTIP”) that would have provided for the grant of RSUs in connection with the Company’s achievement of certain key performance indicator (“KPI”) targets. The KPI targets were never finalized and approved by the Board, and as such RSUs were never issued pursuant to the 2025 LTIP.

Further, in September 2025, the Compensation Committee approved additional, discretionary grants of time-based RSUs awards to certain executives of CleanSpark, including the NEOs. The One-Time RSU Grants were designed to recognize CleanSpark’s year-to-date performance, maintain and ensure continuity of leadership, and provide retention incentives, while aligning with shareholder interests by linking compensation to continued service and CleanSpark’s performance.

The Compensation Committee awarded the following equity awards to the NEOs during the 2025 fiscal year:

Name	Time-Based RSUs (#)	Performance-Based RSUs (#)	Total Equity Value ($)

S. Matthew Schultz	2,356,753	1,729,000	37,098,640

Gary A. Vecchiarelli	986,515	557,000	14,015,120

Scott E. Garrison	757,476	361,000	10,155,760

Taylor Monnig	757,476	361,000	10,155,760

Zachary K. Bradford(1)	1,728,688	-	17,062,151

(1)
Mr. Bradford departed CleanSpark on August 10, 2025.

Bitcoin

Bitcoin is an integral component of CleanSpark’s compensation philosophy and aligns executive interests with the Company’s long-term strategy and capital allocation approach. By providing a portion of compensation in Bitcoin, we reinforce a long-term ownership mindset and further align our executives with stockholders by tying a component of compensation to an asset that is closely connected to the Company’s business and treasury strategy. Bitcoin compensation also supports retention by encouraging executives to participate directly in the long-term value creation associated with disciplined growth, operational efficiency, and prudent balance sheet management.The Compensation Committee approved the following Bitcoin payments to NEOs:

•
PEO: 1.2 BTC/month, paid monthly in arrears, and
•
Other NEOs: Pro rata share of a 1.247 BTC/month “Bitcoin Pool” based on salary proportion among pool participants (which includes certain non-NEO senior management). Pool size will not change with addition of new C-level participants, creating a “partnership” mentality amongst the executive team.

Other Compensation Information and Policies

Employment Agreements

We have entered into employment agreements with all of our NEOs. Please see “Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table” and “Potential Payments Upon Termination” beginning on page 52 for specific information regarding the compensation payable to each NEO based on the terms of their respective employment agreements.

Compensation Discussion and Analysis	CleanSpark | 2026 Proxy Statement 43

2017 Incentive Plan

The 2017 Incentive Plan allows CleanSpark to grant incentive stock options, non-qualified stock options, restricted stock, stock units (e.g., time-based and performance-based RSUs), stock awards, stock appreciation rights, performance shares, and performance units. The incentive stock options are exercisable for up to ten years, at an option price per share not less than the fair market value on the date the option is granted. Incentive stock options may only be granted to individuals who are regular full-time employees on the grant date. Non-qualified options may be granted to any person, including employees, independent agents, consultants, and attorneys who the Board believes have contributed, or will contribute, to CleanSpark’s success. Non-qualified options may be issued at option prices of less than fair market value on the date of grant, subject to compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and may be exercisable for up to ten years from date of grant. The vesting schedule for options granted is determined by the Board at the time of the grant. The 2017 Incentive Plan provides for accelerated vesting of unvested options if there is a Change in Control (as defined in the 2017 Incentive Plan).

As of September 30, 2025, the number of securities issued under the 2017 Incentive Plan was:

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights	Weighted-Average Price Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by security holders	2,194,936	$15.60	11,467,312

Equity compensation plans not approved by security holders	—	—	—

Total	2,194,936		11,467,312

Equity Grant Procedures

The Compensation Committee is the primary body responsible for approving equity awards, with limited delegation to the CEO for non-executive personnel. During the fiscal year ended September 30, 2025, all equity awards were made in accordance with the 2017 Incentive Plan and no options were awarded to executive officers. When granting equity awards, the Compensation Committee considers the timing, pricing, and conditions to mitigate risks of stock price manipulation or conflicts of interest. The Compensation Committee historically has not issued options to NEOs during any period when material non-public information has not been disclosed.

Compensation Recovery (Clawback) Policy

The Board has adopted an Executive Officer Incentive Compensation Recoupment (Clawback) Policy (the “Clawback Policy”) in accordance with Rule 10D-1 of the Exchange Act and Nasdaq listing standards. The Clawback Policy applies to current and former covered executive officers and is administered by the Compensation Committee. If CleanSpark is required to prepare an accounting restatement of CleanSpark’s financial statements due to CleanSpark’s material noncompliance with any financial reporting requirement under U.S. federal securities laws, it is CleanSpark’s policy to recover erroneously awarded incentive-based compensation received by its executive officers. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement.

44 CleanSpark | 2026 Proxy Statement	Compensation Discussion and Analysis

Tax and Accounting Considerations

Accounting Treatment

Equity awards granted to employees and non-employee directors under CleanSpark’s equity compensation plans are recognized in accordance with the guidance in Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation.” CleanSpark recognizes compensation cost for stock-based awards over the vesting period, which is generally the service period of the award.

Deductibility of Executive Compensation

Section 162(m) of the Code generally limits the deductibility of compensation paid to our NEOs to $1 million per year. While we consider the deductibility of compensation as one factor in our overall compensation program design, the Compensation Committee retains the flexibility to provide compensation that exceeds this limit if it determines such amounts are necessary to achieve our compensation objectives. As a result, certain components of our executive compensation program, including base salary and time-vesting equity awards, are not fully deductible under Section 162(m).

Taxation of Parachute Payments and Deferred Compensation

CleanSpark has no obligation to provide any NEO with a “gross-up” or other reimbursement payment for any tax liability that the NEO might owe as a result of the application of Section 280G, 4999, or 409A of the Code. We have structured our compensation arrangements with the intention of complying with or otherwise being exempt from the requirements of Section 409A of the Code.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Dr. Thomas L. Wood, Chairman

Larry McNeill

This report of the Compensation Committee is not “soliciting material,” shall not be deemed “filed” with the SEC, and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Executive Compensation	CleanSpark | 2026 Proxy Statement 45

Executive Compensation

Summary Compensation Table

SUMMARY COMPENSATION TABLE*

The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current named executive officers for the fiscal years ended September 30, 2025, 2024 and 2023.

Name And Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)		Total ($)

S. Matthew Schultz	2025	862,917	5,533,333	37,098,637	1,406,620	(4)	44,901,507
CEO & Chairman	2024	720,000	8,664,666	3,834,005	679,250		13,897,921
	2023	540,000	2,340,000	3,080,700	318,038		6,278,738
Gary A. Vecchiarelli	2025	521,667	1,383,333	14,015,116	224,595	(5)	16,144,711
CFO & President	2024	425,000	1,191,666	300,001	104,867		2,021,534
	2023	400,000	400,000	2,282,000	49,233		3,131,233
Scott E. Garrison	2025	554,167	900,000	10,155,762	33,905	(7)	11,643,834
CDO & EVP(6)	2024	299,091	485,000	2,153,998	—		2,938,089
Taylor Monnig	2025	554,167	900,000	10,155,762	33,928	(8)	11,643,857
CTO/COO(6)	2024	299,091	435,000	1,754,003	—		2,488,094
Zachary K. Bradford	2025	1,766,855	4,916,333	17,407,888	24,663,920	(10)	48,754,996
Former CEO & President(9)	2024	800,000	8,886,666	5,000,001	754,915		15,441,582
	2023	600,000	2,600,000	3,423,000	352,812		6,975,812

* Columns (f), (g), and (h) required under Item 402(c) of Regulation S-K have been omitted from this table as they are not applicable.

(1)
Amounts shown represent two tiers of bonuses: (i) discretionary bonuses as generally described under the executives’ respective employment agreements and earned based on goals approved by the Compensation Committee, and (ii) incentive-based non-equity payments for meeting certain growth and performance targets under specified performance measures while also meeting or exceeding efficiency targets.
(2)
Amounts shown represent the aggregate grant date fair value, as computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuations reflected in these columns, see Note 14 to the Consolidated Financial Statements contained in the Annual Report.
(3)
Amounts shown include compensation paid in Bitcoin and certain taxes paid by CleanSpark on behalf of the executives, in each case in accordance with the executives’ respective employment agreements. The value included in the table represents the Bitcoin price on the date of the issuance of the Bitcoin.
(4)
Amount includes $1,361,861 in Bitcoin payments, inclusive of related tax, and $24,410 in personal use of the company aircraft.
(5)
Amount includes $224,595 in Bitcoin payments, inclusive of related tax.
(6)
Mr. Garrison and Mr. Monnig became NEOs on May 7, 2024, and were not NEOs during the fiscal year ended September 30, 2023. The compensation earned in 2024 relates to service both before and after their May 7, 2024, appointments as NEOs.
(7)
Amount includes $33,905 in Bitcoin payments, inclusive of related tax.
(8)
Amount includes $33,928 in Bitcoin payments, inclusive of related tax.
(9)
Mr. Bradford departed CleanSpark on August 10, 2025.
(10)
Amount includes $2,855,225 in Bitcoin payments, inclusive of related tax, $62,224 of personal use of the company aircraft, and $21,746,909 of other payments in accordance with the terms of Mr. Bradford’s Separation Agreement. For detailed information, see “Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table.”

46 CleanSpark | 2026 Proxy Statement	Executive Compensation

Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards granted to our NEOs during the fiscal year ended September 30, 2025. This information supplements the information about these awards set forth in the foregoing Summary Compensation Table.

			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and Option
Name	Grant Date	Type of Award	Stock or Units (#)	Awards ($)

S. Matthew Schultz	9/4/2025(1)	RSU	1,729,000	15,699,320
	9/4/2025(2)	RSU	627,753	5,699,997
	9/4/2025(3)	RSU	1,729,000	15,699,320
Gary A. Vecchiarelli	9/4/2025(1)	RSU	557,000	5,057,560
	9/4/2025(2)	RSU	429,515	3,899,996
	9/4/2025(3)	RSU	557,000	5,057,560
Scott E. Garrison	9/4/2025(1)	RSU	361,000	3,277,880
	9/4/2025(2)	RSU	396,476	3,600,002
	9/4/2025(3)	RSU	361,000	3,277,880
Taylor Monnig	9/4/2025(1)	RSU	361,000	3,277,880
	9/4/2025(2)	RSU	396,476	3,600,002
	9/4/2025(3)	RSU	361,000	3,277,880
Zachary K. Bradford(4)	8/10/2025(5)	RSU	1,728,688	17,407,888

* Columns (c), (d), (e), (f), (g), (h), (j), and (k) required under Item 402(d) of Regulation S-K have been omitted from this table as they are not applicable.

(1)
Time-based RSU awards granted on September 4, 2025, vesting in three equal annual installments on September 4, 2026, September 4, 2027, and September 4, 2028, subject to continued service to the Company through each vesting date. These RSUs were deemed under ASC 718 to have a fair value of $9.08 per RSU.
(2)
Performance-based RSU awards granted on September 4, 2025, with 25% of the RSUs vesting immediately, and the remainder vesting in six equal semi-annual installments on February 13, 2026, September 4, 2026, February 13, 2027, September 4, 2027, February 13, 2028, and September 4, 2028, subject to continued service to the Company through each vesting date. These RSUs were deemed under ASC 718 to have a fair value of $9.08 per RSU.
(3)
Time-based RSU awards granted on September 4, 2025, vesting in three equal annual installments on September 4, 2026, September 4, 2027, and September 4, 2028, subject to continued service to the Company through each vesting date. These RSUs were deemed under ASC 718 to have a fair value of $9.08 per RSU.
(4)
Mr. Bradford departed CleanSpark on August 10, 2025.
(5)
Time-based RSU awards granted on August 10, 2025, with 864,344 RSUs vesting immediately, and the remaining 864,344 RSUs vesting in two equal installments on each of the first two anniversaries of the August 10, 2025, subject to compliance with the terms of Mr. Bradford’s Separation Agreement, as more fully described below in “Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table.”

Executive Compensation	CleanSpark | 2026 Proxy Statement 47

Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table

Each NEO has an employment agreement that generally provides for a base salary, a discretionary bonus (often contingent on performance metrics or operational targets), and equity awards (a mix of performance-based and time-based restricted stock units or options). Pursuant to their employment agreements, each NEO also receives monthly Bitcoin payments that are subject to automatic termination if CleanSpark ceases mining Bitcoin. In addition, certain NEOs received signing or retention bonuses (repayable if the executive resigns within a specified timeframe), and their salary and bonus levels may be increased by amendment to reflect company objectives or performance achievements. The principal terms of the employment agreements and arrangements with our NEOs are set forth below.

S. Matthew Schultz – On September 4, 2025, we entered into an employment agreement with S. Matthew Schultz (the “Schultz Employment Agreement”) under which he serves as our Executive Chairman and Chief Executive Officer, reporting to our Board. Mr. Schultz receives a $950,000 annual base salary (subject to Board review) and 1.2 BTC per month (payable in arrears, adjusted for halving, and discontinued if we cease mining). He is eligible for an annual discretionary bonus targeted at 200% of base salary and participates in our equity plan, including an initial RSU grant equal to six times base salary that vests in three equal annual installments, subject to continued employment. He is also eligible for standard benefits and expense reimbursement. The employment period began on September 4, 2025 and continues until terminated by either party, including upon death, disability, by us for or without Cause (as defined in the Schultz Employment Agreement), by Mr. Schultz for Good Reason (as defined in the Schultz Employment Agreement), or by Mr. Schultz without Good Reason on 30 days’ notice. If terminated by us without Cause or by Mr. Schultz for Good Reason, and subject to a timely, effective release, he is entitled to 12 months of base salary paid over 12 months, a lump-sum target bonus, a COBRA subsidy for up to 12 months, and specified equity vesting (including vesting of time-based awards scheduled within 12 months and performance awards eligible for up to 12 months), with additional acceleration for qualifying separations from 90 days before to 12 months after certain transactions. Mr. Schultz is subject to confidentiality and IP assignment obligations, a 12‑month post‑termination non‑competition covenant covering the United States and other countries where we do or plan to do business, a two‑year non‑solicitation covenant, and a non‑disparagement covenant, each subject to customary whistleblower and legally required disclosure protections.

Gary A. Vecchiarelli – On September 4, 2025, we entered into an employment agreement with Gary A. Vecchiarelli (the “Vecchiarelli Employment Agreement”) under which he serves as our President and Chief Financial Officer, reporting to our Chief Executive Officer. Mr. Vecchiarelli receives a $650,000 annual base salary (subject to Board review) and a monthly Bitcoin payment equal to his pro rata share of a 1.247 BTC pool (payable in arrears, adjusted for halving, allocated based on his monthly base salary relative to other pool participants as approved by the Board, and discontinued if we cease mining). He is eligible for an annual discretionary bonus targeted at 150% of base salary and participates in our equity plan, including an initial RSU grant equal to six times base salary that vests in three equal annual installments, subject to continued employment. He is also eligible for standard benefits and expense reimbursement. The employment period began on September 4, 2025 and continues until terminated by either party, including upon death, disability, by us for or without Cause (as defined in the Vecchiarelli Employment Agreement), by Mr. Vecchiarelli for Good Reason (as defined in the Vecchiarelli Employment Agreement), or by Mr. Vecchiarelli without Good Reason on 30 days’ notice. If terminated by us without Cause or by Mr. Vecchiarelli for Good Reason, and subject to a timely, effective release, he is entitled to 12 months of base salary paid over 12 months, a lump-sum target bonus, a Company COBRA subsidy for up to 12 months, and specified equity vesting (including vesting of time-based awards scheduled within 12 months and performance awards eligible for up to 12 months), with additional acceleration for qualifying separations from 90 days before to 12 months after a Company transaction. Mr. Vecchiarelli is subject to confidentiality and IP assignment obligations, a 12‑month post‑termination non‑competition covenant covering the United States and other countries where we do or plan to do business (including server centers and cryptocurrency mining), a two‑year non‑solicitation covenant, and a non‑disparagement covenant, each subject to customary whistleblower and legally required disclosure protections.

48 CleanSpark | 2026 Proxy Statement	Executive Compensation

Scott E. Garrison – On September 4, 2025, we entered into an employment agreement with Scott E. Garrison (the “Garrison Employment Agreement”) under which he serves as our Executive Vice President and Chief Development Officer, reporting to our Chief Executive Officer. Mr. Garrison receives a $600,000 annual base salary (subject to Board review) and a monthly Bitcoin payment equal to his pro rata share of a 1.247 BTC pool (payable in arrears, adjusted for halving, allocated based on his monthly base salary relative to other pool participants as approved by the Board, and discontinued if we cease mining). He is eligible for an annual discretionary bonus targeted at 150% of base salary and participates in our equity plan, including an initial RSU grant equal to six times base salary that vests in three equal annual installments, subject to continued employment. He is also eligible for standard benefits and expense reimbursement. The employment period began on September 4, 2025 and continues until terminated by either party, including upon death, disability, by us for or without Cause (as defined in the Garrison Employment Agreement), by Mr. Garrison for Good Reason (as defined in the Garrison Employment Agreement), or by Mr. Garrison without Good Reason on 30 days’ notice. If terminated by us without Cause or by Mr. Garrison for Good Reason, and subject to a timely, effective release, he is entitled to 12 months of base salary paid over 12 months, a lump-sum target bonus, a Company COBRA subsidy for up to 12 months, and specified equity vesting (including vesting of time-based awards scheduled within 12 months and performance awards eligible for up to 12 months), with additional acceleration for qualifying separations from 90 days before to 12 months after a Company transaction. Mr. Garrison is subject to confidentiality and IP assignment obligations, a 12‑month post‑termination non‑competition covenant covering the United States and other countries where we do or plan to do business (including server centers and cryptocurrency mining), a two‑year non‑solicitation covenant, and a non‑disparagement covenant, each subject to customary whistleblower and legally required disclosure protections.

Taylor Monnig - On September 4, 2025, we entered into an employment agreement with Taylor Monnig (the “Monnig Employment Agreement”) under which he serves as our Chief Technology Officer and Chief Operating Officer, reporting to our Chief Executive Officer. Mr. Monnig receives a $600,000 annual base salary (subject to Board review) and a monthly Bitcoin payment equal to his pro rata share of a 1.247 BTC pool (payable in arrears, adjusted for halving, allocated based on his monthly base salary relative to other pool participants as approved by the Board, and discontinued if we cease mining). He is eligible for an annual discretionary bonus targeted at 150% of base salary and participates in our equity plan, including an initial RSU grant equal to six times base salary that vests in three equal annual installments, subject to continued employment. He is also eligible for standard benefits and expense reimbursement. The employment period began on September 4, 2025 and continues until terminated by either party, including upon death, disability, by us for or without Cause (as defined in the Monnig Employment Agreement), by Mr. Monnig for Good Reason (as defined in the Monnig Employment Agreement), or by Mr. Monnig without Good Reason on 30 days’ notice. If terminated by us without Cause or by Mr. Monnig for Good Reason, and subject to a timely, effective release, he is entitled to 12 months of base salary paid over 12 months, a lump-sum target bonus, a Company COBRA subsidy for up to 12 months, and specified equity vesting (including full vesting of unvested time-based awards granted on or before the agreement date, vesting of time-based awards scheduled within 12 months thereafter, and performance awards eligible to vest for up to 12 months), with additional acceleration for qualifying separations from 90 days before to 12 months after a Company transaction. Mr. Monnig is subject to confidentiality and IP assignment obligations, a 12‑month post‑termination non‑competition covenant covering the United States and other countries where we do or plan to do business (including server centers and cryptocurrency mining), a two‑year non‑solicitation covenant, and a non‑disparagement covenant, each subject to customary whistleblower and legally required disclosure protections.

Zachary K. Bradford – On October 26, 2020, we entered into an employment agreement with Zachary Bradford (the “Bradford Employment Agreement”) to serve as our Chief Executive Officer. His most recent compensation (i.e., immediately prior to the Transition Date (as defined below) included a $950,000 annual base salary, a discretionary annual bonus, and 1.2 BTC per month (payable while employed and while we mine BTC). He also received time-based RSUs and PSUs, with vesting generally contingent on continued employment. He was eligible for standard benefits, paid time off, expense reimbursement, and indemnification. The agreement permitted termination upon death, Disability, for Cause (as defined in the Bradford Employment Agreement), resignation, or without Cause, with severance and accelerated vesting for qualifying terminations as specified.

Executive Compensation	CleanSpark | 2026 Proxy Statement 49

On August 10, 2025, in connection with Mr. Bradford’s resignation as CEO of CleanSpark, the Board approved, and CleanSpark entered into, a Separation and General Release Agreement with Mr. Bradford (the “Separation Agreement”), effective as of August 10, 2025 (the “Transition Date”). Under the terms of the Separation Agreement, the Company agreed to, among other things, pay Mr. Bradford (i) $950,000, representing twelve months’ base salary, payable in installments in accordance with the Company’s usual payroll practices over a twelve-month period, (ii) 14.4 Bitcoin, payable in installments over a twelve-month period, (iii) $1,583,000, which amount represents a prorated portion of Mr. Bradford’s bonus for 2025, and (iv) approximately $91,000 in respect of accrued paid time off. Pursuant to the Separation Agreement, (i) Mr. Bradford’s stock options relating to 500,000 shares of the Company’s common stock and RSUs relating to 717,665 shares of common stock immediately became vested and exercisable (in the case of stock options) or settled (in the case of RSUs), as applicable and (ii) the Company agreed to grant Mr. Bradford an additional 1,728,688 RSUs, with 864,344 RSUs vesting on the Transition Date, and the remaining 864,344 RSUs vesting in two equal installments on each of the first two anniversaries of the Transition Date, subject to compliance with the terms of the Separation Agreement.

In addition, pursuant to the Separation Agreement, Mr. Bradford also received $50,000 in a lump sum for continued security protection following the Transition Date and will receive subsidized COBRA insurance premiums (with the Company providing the same monthly subsidy it provides to active employees, such that Mr. Bradford’s share of the applicable COBRA premium will remain the same as that paid by active executive employees) until the earliest of (a) 12 months following the Transition Date and (b) the date Mr. Bradford is no longer eligible for COBRA coverage or becomes eligible for health coverage under another employer’s health plan.

50 CleanSpark | 2026 Proxy Statement	Executive Compensation

Outstanding Equity Awards

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards held by each NEO as of September 30, 2025.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END*

	Option Awards				Stock Awards

Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexcercisable	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)		Market Value Shares Or Units Of Stock That Have Not Vested ($)

S. Matthew Schultz	400,000	—	23.00	4/15/2026
					184,722	(1)	2,678,469
					1,296,750	(2)	18,802,875
					627,753	(3)	9,102,419
					1,729,000	(4)	25,070,500
Gary A. Vecchiarelli					14,454	(1)	209,583
					417,750	(2)	6,057,375
					429,515	(3)	6,227,968
					557,000	(4)	8,076,500
Scott E. Garrison	13,194	6,945	6.00	7/6/2033
	45,000	—	15.69	5/14/2031
					33,350	(5)	483,575
					24,090	(1)	349,305
					270,750	(2)	3,925,875
					396,476	(3)	5,748,902
					361,000	(4)	5,234,500
Taylor Monnig	15,000	—	5.98	8/10/2032
	18,055	6,945	6.00	7/6/2033
					33,350	(5)	483,575
					4,818	(1)	69,861
					270,750	(2)	3,925,875
					396,476	(3)	5,748,902
					361,000	(4)	5,234,500
Zachary K. Bradford(6)	500,000	—	23.00	4/15/2026
					864,344	(7)	12,532,988

* Columns (d), (i), and (j) required under Item 402(f) of Regulation S-K have been omitted from this table as they are not applicable.

(1)
RSU awards granted on September 30, 2024, of which 40% vested immediately, and the remainder vests in twelve equal quarterly installments beginning with February 13, 2025.
(2)
RSU awards granted on September 4, 2025, vesting in three equal annual installments beginning on September 4, 2026.
(3)
PSU awards granted on September 4, 2025, of which 25% vested immediately, and the remainder vests in six equal semi-annual installments beginning with February 13, 2026.
(4)
RSU awards granted on September 4, 2025, vesting in three equal annual installments beginning on September 4, 2026.
(5)
RSU awards granted on May 7, 2024, vesting in three equal annual installments beginning on September 30, 2024.

Executive Compensation	CleanSpark | 2026 Proxy Statement 51

(6)
Mr. Bradford departed CleanSpark on August 10, 2025.
(7)
RSU awards granted on August 10, 2025, with 864,344 RSUs vesting immediately, and the remaining 864,344 RSUs vesting in two equal installments on each of the first two anniversaries of the August 10, 2025.

Stock Option Exercises and Stock Vested

The following table summarizes exercises of stock options and the vesting of stock held by our NEOs during the fiscal year ended September 30, 2025.

	Stock Awards
Name	Aggregate Number of Shares Acquired on Vesting (#)	Aggregate Value Realized on Vesting(1) ($)

S. Matthew Schultz	898,824	8,784,358

Gary A. Vecchiarelli	184,068	1,740,130

Scott E. Garrison	131,630	1,393,180

Taylor Monnig	125,206	1,327,571

Zachary K. Bradford(2)	1,635,543	16,167,703

* Columns (b) and (c) required under Item 402(g) of Regulation S-K have been omitted from this table as they are not applicable.

(1)
In accordance with SEC rules, the value realized is based on the closing price of our common stock on the applicable vesting dates.
(2)
Mr. Bradford departed CleanSpark on August 10, 2025.

Pension Benefits

We do not maintain or make contributions to a defined benefit plan for any of our NEOs.

Nonqualified Deferred Compensation

We do not maintain a nonqualified deferred compensation plan for any of our NEOs.

CEO Pay Ratio

We conduct our business within the continental United States, and as of September 30, 2025, we had 312 employees.

For 2025, the median annual total compensation of all CleanSpark employees, excluding our CEO, was $91,263, and the annual total compensation of our CEO was $44,901,507, as reported in the “Summary Compensation Table” on page 45 of this Proxy Statement. Accordingly, the ratio of our CEO’s annual total compensation to the median annual compensation of all employees (excluding the CEO) was 492:1.

We used annual total compensation to determine the median employee. Total compensation includes any equity granted to eligible employees, plus (i) annual base salary plus annual incentives paid to salaried employees, and (ii) hourly salary rate times annual hours plus additional adjustments for annual incentives, shift differentials, actual overtime rates, and other cash allowances paid to hourly employees.

The CEO pay ratio and the annual total compensation amount of the median employee are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules. The methodologies and assumptions used to identify the median employee

52 CleanSpark | 2026 Proxy Statement	Executive Compensation

may vary significantly among companies. Accordingly, CleanSpark’s CEO pay ratio and annual total compensation amounts may not be directly comparable to those of other companies.

Potential Payments Upon Termination

The following table summarizes the potential payments and benefits that would have been paid or provided to our NEOs by CleanSpark if a termination of employment by the Company without Cause or by the NEO for Good Reason had occurred on September 30, 2025. Pursuant to the employment agreements, the same payments and benefits would be made upon such a qualifying termination, including if the termination occurs during the period commencing 90 days prior to and ending 12 months following a Company Transaction (as defined in the 2017 Incentive Plan).

The amounts reflected in the table are in addition to amounts that would have been payable for earned but unpaid base salary, accrued but unused vacation time and reimbursement of reasonable expenses, all of which would be paid upon termination of employment for any reason. Except as noted above, no payments or benefits are payable in connection with a termination of employment for cause or as a result of a voluntary resignation.

Please refer to the section titled “Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table” for additional information about the terms of the employment agreements with our NEOs.

Named Executive Officer	Base Salary(1) ($)	Bonus(2) ($)	Value of Accelerated Equity(3) ($)	Continuation of Benefits(4) ($)

S. Matthew Schultz	950,000	1,900,000	55,654,263	22,814

Gary A. Vecchiarelli	650,000	975,000	21,441,426	18,081

Scott E. Garrison	600,000	900,000	15,742,157	11,657

Taylor Monnig	600,000	900,000	15,462,713	22,814

(1)
Pursuant to the employment agreements, amounts reflect 12 months of base salary.
(2)
Pursuant to the employment agreements, amounts reflect the executives’ target bonus opportunity for the year, calculated at 200% of base salary for Mr. Schultz, and at 150% of base salary for Messrs. Vecchiarelli, Garrison, and Monnig. However, the actual cash bonus payments earned each year may be different from this amount.
(3)
Upon termination of employment under the circumstances discussed above, the time-based awards granted prior to the date of the employment agreement shall immediately vest; the time-based awards granted on or after the date of the employment agreement which are scheduled to vest within 12 months shall immediately vest; performance-based awards remain eligible to vest based on actual performance over the next 12 months. Amounts reflect the market value of the PSU or RSU awards that would have vested as of September 30, 2025, which was calculated by multiplying the number of shares subject to such awards by the closing price of our common stock on September 30, 2025, which was $14.50.
(4)
Amounts reflect 12 months of COBRA coverage.

Potential Payments Upon a Change in Control

The employment agreements of our NEOs do not provide for severance payments or other cash benefits solely upon the occurrence of a change in control. In addition, notwithstanding the general change in control provisions of the Company’s 2017 Incentive Plan, the employment agreements of our NEOs govern the treatment of equity awards held by such NEOs in connection with a change in control.

Under these employment agreements, equity acceleration is provided only upon a qualifying termination without Cause or for Good Reason occurring within 90 days prior to or 12 months following a Company Transaction (as defined in the 2017 Incentive Plan). In such circumstances, all outstanding equity awards held by the applicable NEO would vest in full.

The table above under “Potential Payments Upon Termination” reflects the estimated value of equity awards that would vest upon such a qualifying termination, assuming the triggering event occurred on September 30, 2025.

Executive Compensation	CleanSpark | 2026 Proxy Statement 53

Pay Versus Performance

The following tables summarize the relationship between executive compensation for our Principal Executive Officer (“PEO”) and our other NEOs (“non-PEO NEOs”) on the one hand and CleanSpark’s financial performance on the other hand for CleanSpark’s four most recently completed fiscal years, calculated in accordance with Item 402(v) of Regulation S-K. The disclosure included in this section is prescribed by SEC rules and Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and it does not necessarily align with how the Board or the Compensation Committee views the link between CleanSpark’s performance and compensation paid to its NEOs. These matters are discussed in the “Compensation Discussion and Analysis,” which begins on page 34 of this Proxy Statement. Please review the tables and associated narrative and graphical disclosure together for a more complete presentation of the relationship between compensation and performance over the periods presented.

					Value Of Initial Fixed $100 Investment Based On(4)

Fiscal Year(1)	SCT† Total for PEO Schultz ($)(2)	CAP† to PEO Schultz ($)	SCT† Total for PEO Bradford ($)(2)	CAP† to PEO Bradford ($)	Average SCT† Total For Non-PEO NEOs ($)(2)	Average CAP† to Non-PEO NEOs ($)(3)	TSR† ($)	Peer Group TSR† ($)	Net Income ($)	Adjusted EBITDA* ($)(5)

2025	44,901,507	66,158,387	48,754,996	31,400,374	13,144,134	19,776,762	125.11	116.64	364,044,194	822,953,206
2024	—	—	15,441,582	31,387,070	5,336,410	11,667,827	80.59	45.73	(145,776,815)	245,847,501
2023	—	—	6,975,812	8,820,110	4,704,986	5,633,412	32.87	23.99	(138,148,399)	25,027,580
2022	—	—	27,038,892	8,983,877	12,632,546	4,605,598	27.44	21.78	(57,325,554)	56,056,184

† “SCT” = Summary Compensation Table; “CAP” = Compensation Actually Paid;
“TSR” = Total Shareholder Return

* Company-Selected Measure

(1)
For fiscal year 2025, Zachary Bradford served as our PEO from October 1, 2024 to August 10. 2025, and S. Matthew Schultz served as our PEO from August 11, 2025 to September 30, 2025. The non-PEO NEOs were Gary A. Vecchiarelli, Scott E. Garrison, and Taylor Monnig during the entirety of the most recent fiscal year. For the entirety of fiscal year 2024, Zachary K. Bradford served as our PEO. The Company’s non-PEO NEOs were Gary A. Vecchiarelli and S. Matthew Schultz during the entirety of such fiscal year and Scott E. Garrison and Taylor Monnig from May 7, 2024 to September 30, 2024. For the entirety of fiscal year 2023, Zachary K. Bradford served as our PEO, and the Company’s non-PEO NEOs during the entirety of such fiscal year were Gary A. Vecchiarelli and S. Matthew Schultz. For the entirety of fiscal year 2022, Zachary K. Bradford served as our PEO, and the Company’s non-PEO NEOs were S. Matthew Schultz, during the entirety of such fiscal year, Lori Love, from October 1, 2021 to December 14, 2021, and Gary A. Vecchiarelli, from December 15, 2021 to September 30, 2022.
(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable fiscal year in the case of our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable fiscal year for the non-PEO NEOs.
(3)
To calculate the “compensation actually paid” to our PEO and our non-PEO NEOs, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable fiscal year in accordance with the SEC rules as follows:

54 CleanSpark | 2026 Proxy Statement	Executive Compensation

Fiscal Years	2025			2024		2023		2022
Adjustments	PEO Schultz ($)	PEO Bradford ($)	Non-PEO NEOs* ($)	PEO Bradford ($)	Non-PEO NEOs* ($)	PEO Bradford ($)	Non-PEO NEOs* ($)	PEO Bradford ($)	Non-PEO NEOs* ($)

Summary Compensation Table ("SCT") Total	44,901,507	48,754,996	13,144,134	15,441,582	5,336,410	6,975,812	4,704,986	27,038,892	12,632,546

Less: Equity Compensation from SCT	(37,098,637)	(17,407,888)	(11,442,213)	(5,000,001)	(2,010,502)	(3,423,000)	(2,681,350)	(25,984,299)	(12,003,123)

Impact of awards granted during the current year:

Unvested awards: Fair value of awards at the end of the fiscal year	52,975,794	—	16,726,799	2,999,999	1,021,591	3,429,000	2,684,050	9,925,710	4,844,784

Granted and vested awards: Fair value of awards at vesting dates	3,963,733	—	977,369	2,000,002	628,911	—	—	2,812,137	1,124,340

Impact of awards granted in prior years:

Unvested and outstanding awards: Change in fair value as of the end of the fiscal year compared to fair value at the end of prior year	953,166	—	208,515	2,563,450	662,829	483,339	241,550	(4,808,563)	(1,992,949)

Vested Awards: Change in fair value as of vesting date compared to fair value at the end of prior year	462,824	53,266	162,158	13,382,038	6,028,588	1,354,959	684,176	—	—

Compensation Actually Paid	66,158,387	31,400,374	19,776,762	31,387,070	11,667,827	8,820,110	5,633,412	8,983,877	4,605,598

* Amounts presented are averages for the entire group of non-PEO NEOs in each respective year.

(4)
Pursuant to SEC rules, the amounts shown in this column assume $100 was invested on the last day (September 30) of each of fiscal years 2022, 2023, 2024, and 2025 and that all dividends (if applicable) were reinvested.
(5)
See “Relationship between PEO and non-PEO NEO compensation actually paid and adjusted EBITDA” below for further discussion on how adjusted EBITDA is derived from CleanSpark’s audited financials, and Appendix A for a reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure.

The following charts illustrate the relationship over time between compensation actually paid to our PEO and our non-PEO NEOs and selected measures of the Company’s financial and operational performance, including total stockholder return, revenue, net income, adjusted EBITDA, and key Bitcoin mining performance metrics. These comparisons are intended to provide stockholders with additional context regarding executive compensation outcomes relative to Company performance and do not necessarily reflect the manner in which the Compensation Committee evaluates or determines executive compensation for any particular fiscal year. In particular, Compensation actually paid, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions and projected performance modifiers, but does not reflect actual amounts paid out for those awards. Compensation actually paid generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals. For a discussion of how our Compensation Committee assessed CleanSpark’s performance and our NEOs’ pay each year, see the “Compensation Discussion and Analysis” section in this Proxy Statement.

Executive Compensation	CleanSpark | 2026 Proxy Statement 55

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA

Relationship between PEO and non-PEO NEO Compensation Actually Paid and Adjusted EBITDA
$100.00
$50.00
$-
$900.00
$800.00
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$833.37
$66.16
$245.85
$31.40
$25.03
$31.39
$56.06
$8.82
$19.78
$8.98
$4.61
$5.63
$11.67
FY 2022
FY 2023
FY 2024
FY 2025
New PEO CAP ($M)
PEO CAP ($M)
Avg NEO CAP ($M)
Adj EBITDA ($M)

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income and Revenue

Relationship between PEO and non-PEO NEO Compensation Actually Paid and Net Income and Revenue
$100.00
$50.00
$-
$800.00
$600.00
$400.00
$200.00
$-
$(200.00)
$131.00
$168.41
$378.97
$766.31
$(57.33)
$(138.15)
$(145.78)
$364.46
$8.98
$4.61
$8.82
$5.63
$31.39
$11.67
$66.16
$31.40
$19.78
FY 2022
FY 2023
FY 2024
FY 2025
New PEO CAP ($M)
PEO CAP ($M)
Avg NEO CAP ($M)
Revenue ($M)
Net income ($M)

56 CleanSpark | 2026 Proxy Statement	Executive Compensation

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR

Relationship between PEO and non-PEO NEO Compensation Actually Paid and TSR
$150.00
$100.00
$50.00
$-
$125.11
$116.64
$80.59
$66.16
$27.44
$32.87
$45.73
$21.78
$23.99
$31.39
$31.40
$8.98
$4.61
$8.82
$5.63
$11.67
$19.78
FY 2022
FY 2023
FY 2024
FY 2025
New PEO CAP ($M)
PEO CAP ($M)
Avg NEO CAP ($M)
CLSK TSR
Peer Group TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Key Bitcoin Mining Performance Metrics

Relationship between PEO and non-PEO NEO Compensation Actually Paid and Key Bitcoin Mining Performance Metrics
$100.00
$50.00
$-
50.00
45.00
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
-
30.10
28.40
21.94
16.70
4.20
9.60
27.60
45.60
$66.16
$8.98
$4.61
$8.82
$5.63
$31.39
$11.67
$31.40
$19.78
FY 2022
FY 2023
FY 2024
FY 2025
New PEO CAP ($M)
PEO CAP ($M)
Avg NEO CAP ($M)
Miner Efficiency (W/TH)
Hashrate (EH/s)

Executive Compensation	CleanSpark | 2026 Proxy Statement 57

Financial and Non-Financial Performance Measures

The following provides an unranked list of the most important financial and non-financial performance measures that CleanSpark uses to link the compensation actually paid to our PEO and non-PEO NEOs in fiscal year 2025, calculated in accordance with SEC regulations, to company performance.

Bitcoin Mining Metrics Revenue & Adjusted EBITDA Capital Stewardship Cash Flow Financial Transparency	Financial Performance Corporate Culture Industry Leadership Stock Price HPC/AI Opportunity Development

Bitcoin Mining Metrics

Our Bitcoin Mining Metrics consist of the following:

•
Operating Hashrate, which we define as the total hashrate produced across our datacenters;
•
Operating Datacenter Capacity, which we define as the total power infrastructure and the associated datacenters that power our operations;
•
Fleet efficiency, which we define as the blended joules per terahash efficiency of our total mining fleet;
•
Uptime, which we define as the percentage of available mining hours in the year that our Operating Hashrate and Operating Datacenter Capacity is utilized;
•
Power cost per BTC mined, which we define as the marginal all-in energy expense per Bitcoin mined;
•
ASIC ROI, which we define as the time it takes to recover the capital expenditure (“CapEx”) spend per terahash; and
•
Infrastructure ROI, which we define as the time it takes to recover the CapEx spent for a megawatt of Operating Datacenter Capacity.

Management is measured by the Compensation Committee based on its ability to improve or maintain performance based on each of these measures on an ongoing basis. Many of these metrics are subject to market conditions, so they are remeasured frequently by both management and the Board. These metrics capture the direct performance of the mining business, but also indirectly capture other critical activities such as sourcing efficient energy for datacenter projects, cost effective development, supply chain management with ASIC vendors, internal technology and operational processes, and capital market activities, making them strong criteria by which management can be assessed.

Revenue and Adjusted EBITDA

Revenue and Adjusted EBITDA serve as a critical reflection of executive financial performance, particularly when considering their alignment with CleanSpark’s executive compensation structure designed to incentivize operational excellence. For executives whose compensation is intricately tied to specific performance metrics, revenue growth can be a direct indicator of their success in enhancing CleanSpark’s operational prowess and market competitiveness. For instance, by effectively managing energy efficiency and uptime, executives can optimize operational costs and increase production, leading to improved revenues and margins.

An increase in revenue, a tangible outcome of strategic decisions and operational improvements, justifies the performance-based component of executive compensation, ensuring that executive remuneration is closely aligned with CleanSpark’s growth and operational success. Thus, the revenue figures not only represent financial achievements but also mirror the effectiveness of leadership in steering CleanSpark towards operational excellence.

58 CleanSpark | 2026 Proxy Statement	Executive Compensation

Capital Stewardship

We define Capital Stewardship as the strategic CapEx we make in our infrastructure, mining servers, and other long-term assets. CapEx is used as a financial metric for executive compensation because of its direct impact on CleanSpark’s operational and financial performance. This metric is particularly important for the Bitcoin mining and data center industry because of its capital-intensive nature.

CapEx decisions influence operating efficiency by determining the quality and efficiency of our operating assets and infrastructure, which affects energy efficiency (joules per terahash), uptime, and average power cost. Strategic CapEx investments in energy-efficient technologies, systems, and processes for our operations directly contribute to optimizing operational revenues and costs per exahash and increasing gross operating margins, which is crucial for maintaining a path to profitability. Sound financial management also is a reflection on CapEx decision making, as it involves significant financial commitments and requires meticulous planning and execution.

Responsible growth, indicated by a balanced use of capital and sound debt management, is directly related to how executives manage and execute their CapEx plans. Executive actions ensure investments are made judiciously and aligned with short and long-term company goals.

Finally, CapEx decisions affect corporate culture and industry leadership by influencing workplace conditions and technological advancement. We believe that wise CapEx decisions enhance employee satisfaction and safety and establish CleanSpark as a leader in performance, cost efficiency, and innovation. Tying executive compensation to CapEx management ensures that executives are incentivized to make decisions that not only align with immediate financial goals but also foster long-term growth, sustainability, and industry leadership.

Cash Flow

Cash flow is used as a metric to determine executive compensation because it provides a clear and tangible measure of a company’s financial health and operational efficiency. By using cash flow as a metric, CleanSpark aligns executive compensation with the ability to generate sustainable and usable funds, which is crucial for long-term business success. Using this metric incentivizes executives to focus on optimizing operations, managing working capital effectively, and making strategic decisions that enhance liquidity and financial stability. This focus on cash flow encourages prudent financial management, emphasizing not just profitability but also the efficient use of resources and assets to generate positive outcomes, which are vital for stockholder value creation and CleanSpark’s overall financial health.

Other Performance Measures Linked to Financial Performance Measures

The Compensation Committee evaluated the challenges and opportunities of creating an appropriate compensation package for CleanSpark’s executives that acknowledges the real-world impacts of Bitcoin price volatility, scarcity and cost volatility of mining assets, volatility in energy prices, and a highly competitive market. The Compensation Committee selected the following metrics to drive compensation decisions and bonuses for both incentive-based compensation and discretionary bonus compensation:

1.
Financial Transparency. Providing clear and accurate financial information improves corporate governance and accountability, thereby reducing risks and boosting earnings and return on equity.
2.
Financial Performance, as measured by:
a.
Responsible growth with a desire for low debt during high-interest periods;
b.
Sound budget development and management to targets;
c.
Speed of return on capital investments;
d.
Total capital cost invested per exahash relative to peers, including infrastructure, equipment, and ASIC miners;
e.
Operating cost per exahash relative to peers; and

Executive Compensation	CleanSpark | 2026 Proxy Statement 59

f.
Path to profitability with focused effort on post-halving net positive revenue. This measure is directly aligned with a balanced approach to revenues, earnings, capital expenditures, cash flow, and return on equity.
3.
Corporate Culture, as measured by employee compensation, workplace safety, employee retention, and employee satisfaction. This measure reduces operational risks and enhances performance.
4.
Industry Leadership, as measured by influence in the industry, corporate prominence, and standard setting. This measure is a holistic concept that incorporates the other measures and the public perception of meeting strong financial and operational performance targets.
5.
Stock Price, as we believe that directly correlating compensation in the long-term incentive plan structure with increases in our stock price aligns with stockholders’ interests.
6.
HPC/AI Opportunity Development. Starting in August 2025, the Compensation Committee added HPC/AI Opportunity Development as a measurement category and is reviewing best practices to align compensation with performance in this category. Metrics in this category currently are proposed to consist of talent acquisition, land and power acquisition, strategic partnership development, owned and to-be-acquired site analysis and development, customer identification and value proposition, and entering into long-term data-center lease agreements.

60 CleanSpark | 2026 Proxy Statement	PROPOSAL 2 — Ratification of Selection of Independent Registered Public Accounting Firm

PROPOSAL 2

Ratification of Selection of
Independent Registered Public Accounting Firm

The Audit Committee of the Board has selected BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2026, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2026 Annual Meeting. BDO was first engaged as our independent registered public accounting firm effective July 3, 2024, at the same time we dismissed our prior auditor, MaloneBailey, LLP.

The Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers the proposal for stockholders to ratify such selection to be an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If our stockholders do not ratify this selection, the Board will reconsider its selection of BDO and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection of BDO is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

We expect representatives from BDO to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

As previously disclosed, on July 3, 2024, the Audit Committee approved the engagement of BDO as our independent registered public accounting firm to audit the Company’s consolidated financial statements effective immediately. Accordingly, MaloneBailey, our prior independent registered public accounting firm, was informed on July 3, 2024 that it was dismissed and replaced by BDO as our independent registered public accounting firm.

MaloneBailey’s report on our consolidated balance sheets as of September 30, 2024 and 2023 and the related consolidated statements of operations and comprehensive loss, stockholders’ equity, and cash flow for each of the fiscal years then ended, and the related notes to such consolidated financial statements (collectively, the “Company financial statements”), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2023 and September 30, 2022, and the subsequent interim period through July 3, 2024, there were no: (i) disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to MaloneBailey’s satisfaction would have caused MaloneBailey to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in the Company’s internal control over financial reporting related to the Company’s general information technology controls over third-party information systems and applications that are relevant to the preparation of the Company’s financial statements, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

The Company has provided MaloneBailey with a copy of the disclosures made by the Company in response to Item 304(a) of Regulation S-K and has requested that MaloneBailey furnish the Company with a letter addressed to the SEC stating whether it agrees with the

PROPOSAL 2 — Ratification of Selection of Independent Registered Public Accounting Firm	CleanSpark | 2026 Proxy Statement 61

statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A letter from MaloneBailey is attached as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on July 3, 2024.

During the fiscal years ended September 30, 2023 and September 30, 2022, and the subsequent interim period through July 3, 2024, the Company did not consult BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BDO that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm Fees

The following table summarizes the fees billed to us by our independent registered public accounting firms for the fiscal years ended September 30, 2025, and 2024. All fees described below were pre-approved by the Audit Committee:

BDO USA, P.C.

Fee Category	2025	2024
Audit Fees(1)	$2,269,377	$1,633,090
Audit Related Fees(2)	142,300	—
Tax Fees	—	—
All Other Fees	—	—
	$2,411,677	$1,633,090

(1)
Audit fees consist of amounts billed for professional services for audit and quarterly reviews of our financial statements, and other statutory and regulatory filings.
(2)
Audit-related fees related primarily to comfort letter services in connection with capital market activities.

MaloneBailey, LLP

Fee Category	2025	2024
Audit Fees(1)	$140,650	$1,146,030
Audit Related Fees(2)	231,750	—
Tax Fees	—	—
All Other Fees	—	—
	$372,400	$1,146,030

(1)
Audit fees consist of amounts billed for professional services for audit and quarterly reviews of our financial statements, and other statutory and regulatory filings.
(2)
Audit-related fees related primarily to comfort letter services in connection with capital market activities.

The board unanimously recommends that you vote “FOR” the ratification of the selection of BDO as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

62 CleanSpark | 2026 Proxy Statement	PROPOSAL 2 — Ratification of Selection of Independent Registered Public Accounting Firm

Pre-Approval Policies and Procedures

Our Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by our independent registered public accounting firm for such services and has adopted a procedure for pre-approval of all such fees. The pre-approval requirements and procedures may be waived with respect to the provision of non-audit services for the Company if the non-audit services provided to the Company constitute not more than five percent of the total amount of revenues paid by the Company to the independent auditors during the fiscal year in which the non-audit services were provided and if certain other requirements are met. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

The Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the Audit Committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by a designated member is disclosed to the entire Board at the next meeting.

All fees that were incurred in fiscal years 2025 and 2024 were pre-approved by the Audit Committee and/or the full Board, as applicable.

Vote Required and Recommendation of the Board

Approval of this proposal requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not expect any broker non-votes on Proposal 2. If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

PROPOSAL 2 — Ratification of Selection of Independent Registered Public Accounting Firm	CleanSpark | 2026 Proxy Statement 63

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees CleanSpark’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in CleanSpark’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and the effect of any new accounting pronouncements.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing opinions on the conformity of CleanSpark’s audited financial statements with generally accepted accounting principles and effectiveness of CleanSpark’s internal control over financial reporting, its judgments as to the quality, not just the acceptability, of CleanSpark’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence from management and CleanSpark, has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditor’s independence.

The Audit Committee met with the independent registered public accounting firm to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of CleanSpark’s financial reporting. The independent registered public accounting firm also periodically updates the Audit Committee about new accounting developments and their potential impact on CleanSpark’s reporting. The Audit Committee’s meetings with the independent registered public accounting firm were held with and without management present. The Audit Committee is not employed by CleanSpark, nor does it provide any expert assurance or professional certification regarding CleanSpark’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that CleanSpark’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2025. The Audit Committee and the Board also have recommended that the ratification of the appointment of BDO USA, P.C. as CleanSpark’s independent registered public accounting firm for the fiscal year ending September 30, 2026, be submitted as a proposal at the Annual Meeting.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.

The Audit Committee of the Board of Directors

Roger P. Beynon, Chairman

Dr. Thomas L. Wood

Larry McNeill

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC, and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such statutes.

64 CleanSpark | 2026 Proxy Statement	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Security Ownership of Certain
Beneficial Owners and Management
and Related Stockholder Matters

Common Stock

The following table sets forth, as of January 9, 2026, the number and percentage of the 255,750,361 shares (excluding treasury shares) of outstanding CleanSpark common stock that, according to the information supplied to CleanSpark, were beneficially owned by (i) each person who is a director of CleanSpark, (ii) each named executive officer, (iii) all current directors and executive officers as a group, and (iv) each person who, to the knowledge of CleanSpark, is the beneficial owner of more than 5% of our outstanding common stock. Except as otherwise indicated, the individuals and groups named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of CleanSpark common stock deemed beneficially owned includes shares issuable upon (1) exercise of stock options or warrants held by the applicable person or group that may be exercised or converted and (2) vesting of RSUs within 60 days after January 9, 2026. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable and RSUs vesting within 60 days after January 9, 2026, are deemed outstanding for that person or group but not for any other person or group.

Name Of Beneficial Owner	Number Of Shares Of Par Value $0.001 Common Stock Beneficially Owned		Percentage Of Class

5% stockholders
BlackRock, Inc.	43,632,921	(1)	17.06%
The Vanguard Group	25,690,273	(2)	10.05%
Susquehanna reporting group	14,435,578	(3)	5.41%
Directors and named executive officers
S. Matthew Schultz	3,480,267	(4)	1.36%
Gary A. Vecchiarelli	690,200	(5)	0.27%
Scott E. Garrison	283,075	(6)	0.11%
Taylor Monnig	223,771	(7)	0.09%
Larry McNeill	296,120	(8)	0.12%
Dr. Thomas L. Wood	108,970	(9)	0.04%
Roger P. Beynon	132,864	(10)	0.05%
Amanda Cavaleri	114,642	(11)	0.04%
Zachary K. Bradford(12)	4,737,001	(13)	1.85%
All Current Executive Officers and Directors as a Group (8 persons)	5,329,909	(14)	2.08%

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	CleanSpark | 2026 Proxy Statement 65

(1)
BlackRock, Inc. (“BlackRock”) filed a Schedule 13G/A on April 3, 2025, reporting beneficial ownership, as of September 30, 2024, of the number of shares reflected in the above table. BlackRock reported having sole voting power over 43,272,409 shares, and sole dispositive power over 43,632,921 shares. The business address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(2)
The Vanguard Group (“Vanguard”) filed a Schedule 13G/A on December 3, 2025, reporting beneficial ownership, as of September 30, 2025, of the number of shares reflected in the above table. Vanguard reported having sole voting power over 0 shares, and sole dispositive power over 23,529,885 shares. The business address of Vanguard is 100 Vanguard Blvd, Malvern, PA 19355.
(3)
G1 Execution Services, LLC, SIG Brokerage, LP, Susquehanna Investment Group, and Susquehanna Securities, LLC (collectively, the “Susquehanna reporting group”) filed a Schedule 13G on November 13, 2025, reporting beneficial ownership, as of September 30, 2025, of the number of shares reflected in the table above. Each reporting person reports sole voting and dispositive power over the shares held by it and shared voting and dispositive power over shares held by the reporting group. The number of shares reported as beneficially owned by Susquehanna Securities, LLC includes options to buy 10,838,700 shares. The business address of the Susquehanna reporting group is 401 E. City Avenue, Suite 220, Bala Cynwyd, PA 19004.
(4)
Includes 2,322,621 shares held directly by him, 480,000 shares held in the S M Schultz IRRV TR, of which Mr. Schultz is the beneficial owner, 40,996 shares held by his spouse, vested and exercisable options to purchase 400,000 shares, and 236,650 shares issuable pursuant to RSUs that vest within 60 days of January 9, 2026.
(5)
Includes 618,969 shares owned directly by him and 71,231 shares issuable pursuant to RSUs that vest within 60 days of January 9, 2026.
(6)
Includes 172,912 shares owned directly by him, vested and exercisable options to purchase 60,972 shares, options to purchase 1,389 shares that vest within 60 days of January 9, 2026, and 47,802 shares issuable pursuant to RSUs that vest within 60 days of January 9, 2026.
(7)
Includes 140,889 shares owned directly by him, vested and exercisable options to purchase 35,833 shares, options to purchase 1,389 shares that vest within 60 days of January 9, 2026, and 45,660 shares issuable pursuant to RSUs that vest within 60 days of January 9, 2026.
(8)
Includes 224,484 shares held directly by him, and 71,636 shares held in his Roth IRA.
(9)
Includes 48,774 shares held directly by him, and 60,196 shares held by his spouse.
(10)
Held directly by him.
(11)
Held directly by her.
(12)
Mr. Bradford departed CleanSpark on August 10, 2025.
(13)
Includes 3,913,137 shares held directly by him, 323,864 shares held in ZRB Holdings Inc., of which Mr. Bradford is the beneficial owner, and vested and exercisable options to purchase 500,000 shares.
(14)
Includes, for the current (as of the Record Date) officers and directors as a group, an aggregate 4,428,983 shares, vested and exercisable options to purchase 496,805 shares, options to purchase 2,778 shares that vest within 60 days of January 9, 2026, and 401,343 shares issuable pursuant to RSUs that vest within 60 days of January 9, 2026.

66 CleanSpark | 2026 Proxy Statement	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Series A Preferred Stock

The following table sets forth, as of January 9, 2026, the number and percentage of the 1,750,000 shares of outstanding Series A Preferred Stock that, according to the information supplied to CleanSpark, were beneficially owned by (i) each person who is currently a director of CleanSpark, (ii) each executive officer, (iii) all current directors and executive officers of CleanSpark as a group, and (iv) each person who, to the knowledge of CleanSpark, is the beneficial owner of more than 5% of our outstanding shares of Series A Preferred Stock. Except as otherwise indicated, the individuals and groups named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name Of Beneficial Owner	Number Of Shares Of Par Value $0.001 Series A Stock Beneficially Owned		Percentage Of Class

5% stockholders
Celtic, LLC(1)	250,000	(2)	14.29%
Celtic, LLC Ownership
S. Matthew Schultz (50%)
Larry McNeill (50%)
Directors and named executive officers
S. Matthew Schultz	500,000	(1)(2)	28.57%
Larry McNeill	500,000	(1)(2)	28.57%
Zachary K. Bradford(3)	500,000		28.57%
All Current Executive Officers and Directors as a Group (2 persons)	1,000,000		57.14%

(1)
S. Matthew Schultz and Larry McNeill each own 500,000 shares of Series A Preferred Stock held in their own names. Messrs. Schultz and McNeill each own a 1/2 membership interest in Celtic, LLC (“Celtic”), which directly owns an aggregate of 250,000 shares of Series A Preferred Stock. Neither of Messrs. Schultz nor McNeill has unilateral control over the power to vote or dispose of the 250,000 shares of Series A Preferred Stock held by Celtic; the shares of Series A Preferred Stock shown as held by each of them excludes the shares held by Celtic. The business address of Celtic is 10624 S. Eastern Ave., Ste. A-638, Henderson, Nevada 89052.
(2)
Pursuant to the terms of the certificate of designations for the Series A Preferred Stock, in fiscal year 2025, the Company paid dividends to the holders of the Series A Preferred Stock and pursuant to such dividend payment, Mr. Schultz received $3,069,680, Mr. McNeill received $3,069,680 and Celtic, LLC received $1,534,840.
(3)
Mr. Bradford departed CleanSpark on August 10, 2025.

Certain Relationships and Related Transactions	CleanSpark | 2026 Proxy Statement 67

Certain Relationships and
Related Transactions

Policies and Procedures Regarding Related Party Transactions

Our Board has adopted a written policy setting forth policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including whether the transaction is on terms comparable to those that could be obtained in an arm’s-length transaction and the extent of the related person’s interest in the transaction.

On November 24, 2025, the Company provided an indemnity to Securities Transfer Corporation, the Company’s registered transfer agent (the “Transfer Agent”), in connection with the issuance of share certificates to replace lost, misplaced or stolen share certificates (the “Lost Certificates”) originally issued to the S M Schultz Irrevocable Trust (the “Trust”). S. Matthew Schultz, the Company’s Executive Chairman, is the Grantor of the Trust. On the same date, Mr. Schultz and the Trust entered into an indemnification agreement (the “Indemnification Agreement”) with the Company pursuant to which each of Mr. Schultz and the Trust jointly and severally indemnified the Company against any losses arising from the Lost Certificates or the replacement of the Lost Certificates and agreed to reimburse the Company for any payments the Company may make pursuant to the Company’s indemnification obligations to the Transfer Agent. The Lost Certificates represent 480,000 shares of the Company’s common stock, which are valued at $6,148,800 based on the closing sale price of the Company’s common stock on January 21, 2026. As of January 21, 2026, none of the Company, Mr. Schultz or the Trust have incurred any liabilities in connection with indemnification obligations described herein. The foregoing summary of the Indemnification Agreement is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.75 attached to the Annual Report. Please see “Series A Preferred Stock” for a discussion of the dividend paid to stockholders of our Series A Preferred Stock.

Interests of Certain Persons in Matters To Be Acted Upon

Other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2026 Annual Meeting as described in this Proxy Statement.

68 CleanSpark | 2026 Proxy Statement	Certain Relationships and Related Transactions

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires CleanSpark’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of CleanSpark’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of such equity securities. Officers, directors, and greater than ten percent beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of CleanSpark’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended September 30, 2025, and written representations, CleanSpark determined that Dr. Thomas L. Wood filed one Form 4 late (covering one transaction) during the fiscal year ended September 30, 2025.

Questions and Answers Regarding This Solicitation and Voting at the Meeting	CleanSpark | 2026 Proxy Statement 69

Questions and Answers Regarding
This Solicitation and Voting at
the Meeting

March 3, 2026

1:00 PM PST / 4:00 PM EST

Record date: January 9, 2026

You may attend, vote, and submit questions during the Meeting via the Internet at www.proxydocs.com/CLSK.

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CleanSpark, Inc. for use at the Annual Meeting to be held on March 3, 2026. We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders, regardless of location. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which creates a more meaningful forum.

WHERE WILL THE ANNUAL MEETING BE HELD?

We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders, regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.proxydocs.com/CLSK. We encourage you to log on in advance and post your questions, which we will try to answer during the Meeting. We recommend that you log in to the Meeting a few minutes before the scheduled start time to ensure you can participate when the Meeting starts. You may log in beginning at 12:45 PM PST / 3:45 PM EST, on March 3, 2026.

HOW CAN I ATTEND THE ANNUAL MEETING?

To attend online and participate in the 2026 Annual Meeting, stockholders of record will need to log in to www.proxydocs.com/CLSK using the control number included on their Notice of Internet Availability of Proxy Materials or proxy card. Beneficial owners who do not have a control number may gain access to the Meeting by logging in to their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the virtual 2026 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

WHAT IF I HAVE TROUBLE LOGGING IN TO THE ANNUAL MEETING?

We will have technicians ready to assist you with any technical difficulties beginning at 12:00 PM PST / 3:00 PM EST on March 3, 2026. If you encounter any difficulties accessing the Meeting, please call technical support at (888) 491-1002.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only stockholders of record at the close of business on January 9, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. At the close of business on the Record Date, 255,750,361 shares (excluding treasury shares) of CleanSpark common stock were issued and outstanding, with 195 holders of record, and 1,750,000 shares of CleanSpark’s Series A Preferred Stock were issued and outstanding, with four holders of record. For information regarding the holders of

70 CleanSpark | 2026 Proxy Statement	Questions and Answers Regarding This Solicitation and Voting at the Meeting

record of our Preferred Stock, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters - Series A Preferred Stock.”

For each share of common stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on and one vote for each director nominee. For each share of Preferred Stock held as of the Record Date, the holder is entitled to 45 votes on each proposal to be voted on and 45 votes for each director nominee. As a result, holders of common stock are entitled to a total of 255,750,361 votes and the holders of Preferred Stock are entitled to a total of 78,750,000 votes on each proposal and for each director nominee. The holders of Preferred Stock will vote together with the holders of common stock as a single class on each proposal to be voted on, except to the extent that voting as a separate class or series is required by law—a situation we do not expect at the 2026 Annual Meeting.

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

The presence, virtually or by proxy, of the holders of at least one-third (1/3) of the collective voting power of CleanSpark’s outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Based on the number of shares of common stock and Preferred Stock outstanding as of the close of business on the Record Date, the presence of holders of capital stock entitled to cast 111,500,121 aggregate votes will be necessary to constitute a quorum at the Meeting. Our executive officers and directors as a group hold 1,000,000 shares of Preferred Stock, entitling them to 45,000,000 votes (not including any potential votes they may cast as holders of our common stock). For more information, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

WHAT BUSINESS WILL BE CONDUCTED AT THE ANNUAL MEETING?

The following chart sets forth the proposals scheduled for a vote at the 2026 Annual Meeting and the vote required for such proposals to be approved.

Proposal	Votes required	Voting Options	Board Recommendation
Proposal 1:

Each nominee must receive the affirmative vote of the holders of a plurality of CleanSpark’s outstanding capital stock voted on this proposal.

The nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors. Because there are no other nominees for election as directors other than the individuals named in the enclosed proxy card, we expect all of the incumbent directors to be re-elected to our Board, provided that a quorum is present at the Meeting.

Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal. If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted FOR ALL as recommended by our Board.

		“FOR ALL,” “WITHHOLD ALL,” or “FOR ALL EXCEPT”	“FOR ALL,”
Election of five directors

Questions and Answers Regarding This Solicitation and Voting at the Meeting	CleanSpark | 2026 Proxy Statement 71

Proposal 2:

Approval requires a majority of the votes cast. Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not expect any broker non-votes on Proposal 2. If you sign your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted FOR as recommended by our Board.

	“FOR,” “AGAINST,” or “ABSTAIN”	“FOR”
Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2026

The Board knows of no other matter that will be presented for consideration at the 2026 Annual Meeting. Should any other matters properly come before the 2026 Annual Meeting or any adjournments or postponements thereof, the person named in the accompanying proxy will vote in accordance with his best judgment in the interest of CleanSpark.

WHAT SHARES CAN I VOTE AT THE ANNUAL MEETING?

You may vote all the shares of common stock and Preferred Stock that you own as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote virtually at the 2026 Annual Meeting or to vote by proxy. You may attend the 2026 Annual Meeting even if you have already voted by proxy.

Beneficial Owners. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf, and you also are invited to attend the 2026 Annual Meeting. If you want to vote your shares virtually at the 2026 Annual Meeting, you will need a “legal proxy” from the broker, trustee, or nominee that holds your shares.

HOW CAN I VOTE MY SHARES DURING THE ANNUAL MEETING?

Stockholders who attend the virtual 2026 Annual Meeting should follow the instructions at www.proxydocs.com/CLSK to vote during the Meeting. Voting online during the Meeting will replace any previous votes and nullify any previously granted proxies.

HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

If you are a stockholder of record, you may vote by proxy, by Internet, by phone, or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions in the Notice of Internet Availability of Proxy Materials. If you return your signed proxy card to us before the 2026 Annual Meeting, we will vote your shares as you direct. If you sign your proxy card without giving any specific instructions, your shares will be voted “FOR ALL” nominees identified in Proposal 1, “FOR” Proposal 2, and in the discretion of the proxy holder on any other matters that properly come before the Meeting.

Record holders can also vote by telephone at 1-866-890-6881 or by Internet at www.proxydocs.com/CLSK.

If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee in advance of the Annual Meeting. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee. You may not vote your shares held in a brokerage or other account in street name by returning a proxy card directly to CleanSpark.

72 CleanSpark | 2026 Proxy Statement	Questions and Answers Regarding This Solicitation and Voting at the Meeting

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY OR GIVE VOTING INSTRUCTIONS TO MY BROKER?

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting.

If you are a shareholder of record, you may revoke your proxy at any time before it has been voted at the Meeting by (i) sending a written notice to CleanSpark’s Secretary stating that you would like to revoke your proxy, (ii) submitting a later-dated proxy by Internet, by telephone, or in the form of a valid, later-dated proxy card in a timely manner, or (iii) attending and voting virtually at the Meeting. Your attendance at the Meeting will not, by itself, revoke your proxy.

If your shares are held of record by a broker, bank, or other nominee you must follow the directions you receive from your broker to change your vote.

WHAT WILL BE THE EFFECT OF ABSTENTIONS AND BROKER NON-VOTES?

If you return a proxy card that indicates an abstention from voting on any proposal, any shares represented will still be counted for the purpose of determining the presence of a quorum at the Meeting. Abstentions will otherwise have no effect on the outcome of either proposal to be considered at the Meeting.

Brokers and other nominees cannot vote on Proposal 1 without instructions from beneficial owners, but broker non-votes will not affect the outcome of the vote.

Brokers and other nominees may vote shares that they hold of record on behalf of beneficial owners even without voting instructions. Accordingly, we do not expect any broker non-votes with respect to Proposal 2.

WILL THERE BE A Q&A SESSION DURING THE ANNUAL MEETING?

As part of the Meeting, we will hold a live Q&A session during which we intend to answer questions submitted online during or prior to the Meeting that are pertinent to CleanSpark and Meeting matters, as time permits. You must access the Meeting as a stockholder to submit questions during the Meeting.

Each stockholder will be limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are irrelevant to CleanSpark’s business or to the business of the Meeting or otherwise not suitable for the conduct of the Meeting as determined by the Chair or Secretary in their reasonable judgment.

WHY DIDN’T I RECEIVE PAPER COPIES OF THE PROXY STATEMENT AND PROXY CARD?

SEC rules permit us to make this Proxy Statement and the Annual Report available to stockholders electronically. The Notice of Internet Availability of Proxy Materials, which contains instructions on how to access this Proxy Statement and the Annual Report and how to vote, is first being mailed to all stockholders of record entitled to vote at the 2026 Annual Meeting on or about January 22, 2026. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless specifically request one. If you would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

WHO WILL VOTE MY SHARES IF I GIVE MY PROXY?

Our Board has selected Gary A. Vecchiarelli to serve as the holder of proxies for the Annual Meeting. Mr. Vecchiarelli will vote the shares of capital stock represented by each executed and returned proxy in accordance with the directions indicated on the respective proxy cards. If you sign your proxy card without giving specific instructions, Mr. Vecchiarelli will vote your shares “FOR” the election of all of the director nominees and “FOR” ratification of the appointment of the independent auditor. Your proxy also will confer discretionary authority to vote your shares on any other matter that may be properly presented for action at the Meeting. We currently know of no other business to be presented at the Meeting.

Questions and Answers Regarding This Solicitation and Voting at the Meeting	CleanSpark | 2026 Proxy Statement 73

ARE DISSENTERS’ RIGHTS AVAILABLE WITH RESPECT TO ANY OF THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING?

No. Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

WHY DID I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?

If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

WHY DID MY HOUSEHOLD ONLY RECEIVE ONE COPY OF THE PROXY MATERIALS WHEN MORE THAN ONE STOCKHOLDER RESIDES HERE?

SEC rules permit companies and intermediaries to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to that address. This process, which is commonly referred to as “householding,” can provide significant cost savings and generates less waste. To take advantage of this opportunity, we may deliver only one set of proxy materials to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders before the mailing date.

If at any time you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or CleanSpark if you own shares in your own name. We will deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request.

Stockholders who have previously received multiple copies of disclosure documents may contact us to request delivery of a single copy of these materials in the future. Please send your written request to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, Attn: Secretary, by registered, certified, or express mail or call (702) 989-7692.

WHO IS SOLICITING MY PROXY AND WHO IS PAYING FOR THIS SOLICITATION?

Your vote is being solicited on behalf of the Board. CleanSpark will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials and this Proxy Statement, as applicable. Our directors, officers, and employees may solicit proxies by telephone, email, or personal solicitation. We will not pay additional compensation for any of these services. We have not engaged a proxy solicitor.

We will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares of our capital stock, and we may reimburse their associated out-of-pocket expenses.

IS THERE A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A complete list of stockholders entitled to vote at the Meeting will be available for any stockholder’s examination during ordinary business hours at our principal executive offices located at 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, beginning two business days after the date of this notice and continuing through the Annual Meeting. To view the list, please send a request to our principal executive offices, Attn: Legal, with such request postmarked no earlier than two business days after the date of the notice of the Meeting and no later than the date of the Meeting. The stockholder list also will be available for examination during the Meeting on the Meeting webpage for anyone who accessed the Meeting as a stockholder.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING?

We intend to announce preliminary voting results at the Meeting and will publish the final results in a current report on Form 8-K within four business days thereafter.

74 CleanSpark | 2026 Proxy Statement	Questions and Answers Regarding This Solicitation and Voting at the Meeting

WHO SHOULD I CONTACT IF I HAVE QUESTIONS?

If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive offices as follows:

Investor Relations

CleanSpark, Inc.

10624 S. Eastern Ave., Suite A-638

Henderson, Nevada 89052

(702) 989-7693

Email: ir@cleanspark.com

Stockholders Proposals for the 2027 Annual Meeting	CleanSpark | 2026 Proxy Statement 75

Stockholders’ Proposals for the

2027 Annual Meeting

Stockholders may submit proposals for inclusion in our proxy statement and proxy on matters appropriate for stockholder action at our 2027 Annual Meeting consistent with Rule 14a-8 promulgated under the Exchange Act. We must receive any such proposal no later than September 24, 2026, at CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, Attn: Secretary. Proposals to be included in next year’s proxy materials must comply with SEC rules and regulations.

Our Bylaws contain an advance notice procedure for stockholders who wish to present a proposal or nominate a director before an annual meeting of stockholders but do not intend for the proposal or nomination to be included in our proxy statement. These matters may only be raised by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice, containing the information specified in our Bylaws, to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder and the proposed action). To be timely for purposes of our 2027 annual meeting of stockholders, the notice must be received between November 3, 2026 (120 days before March 3, 2027, the anniversary of the 2026 annual meeting of stockholders), and December 3, 2026. Any notice of director nomination submitted other than through the proxy access provisions of our Bylaws must include the additional information required by Rule 14a-19(b) under the Exchange Act.

Our Bylaws contain proxy access provisions that permit a stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of CleanSpark’s outstanding common stock for at least three years to nominate and include in our proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely for purposes of our 2027 annual meeting of stockholders, we must receive the notice of proxy access nomination at our principal executive offices between August 25, 2026 (150 days prior to January 22, 2027, the one-year anniversary of the distribution of our proxy materials in connection with the 2026 annual meeting of stockholders) and September 24, 2026. The notice must contain the information required by our Bylaws.

A copy of our Bylaws is available on our website at investors.cleanspark.com/governance/. We will provide a copy, free of charge, to any stockholder upon written request to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, Attn: Secretary.

76 CleanSpark | 2026 Proxy Statement	Availability of Additional Information

Availability of Additional Information

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

The Annual Report (which is not a part of our proxy soliciting materials) is being mailed with this Proxy Statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of Proxy Materials, this Proxy Statement and the Annual Report to Stockholders are available on our website at investors.cleanspark.com/financials/sec-filings/. Additionally, and in accordance with SEC rules, you may access our Proxy Statement at www.proxydocs.com/CLSK, a “cookie-free” website that does not identify visitors to the site. A copy of the Annual Report and this Proxy Statement will be provided to stockholders without charge upon written request directed to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, Attn: Secretary. Our copying costs will be charged if exhibits to the Annual Report on Form 10-K are requested. We make available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

January 22, 2026

By Order of the Board of Directors

/s/ S. Matthew Schultz

S. Matthew Schultz
Chief Executive Officer, Chairman of the Board

APPENDIX A Reconciliation of Non-GAAP Financial Measure	CleanSpark | 2026 Proxy Statement 77

APPENDIX A

Reconciliation of Non-GAAP
Financial Measure

We present adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). Our non-GAAP “Adjusted EBITDA” excludes (i) impacts of interest, taxes, and depreciation; (ii) our share-based compensation expense, unrealized gains/losses on securities, and changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets; (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of our ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to our future business activities; and (viii) severance expenses.

We previously excluded non-cash impairment losses related to Bitcoin and realized gains and losses on sales of Bitcoin from our calculation of adjusted EBITDA but have determined such items are part of our normal ongoing operations and will no longer be excluding them from our calculation of adjusted EBITDA.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company’s core business operating results and those of other companies and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management’s internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate our Bitcoin-related revenues). For example, we expect that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate our Bitcoin-related revenue.

The Company’s adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. The Company’s adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, we only utilize that measure supplementally and do not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in our Consolidated Financial Statements, which have been prepared in accordance with GAAP.

78 CleanSpark | 2026 Proxy Statement	APPENDIX A Reconciliation of Non-GAAP Financial Measure

The following is a reconciliation of our non-GAAP adjusted EBITDA to its most directly comparable GAAP measure (i.e., net (loss) income) for the periods indicated:

($ in thousands)	2025	2024	2023
Reconciliation of non-GAAP adjusted EBITDA
Net income (loss)	$364,464	$(145,777)	$(138,148)
Depreciation and amortization	348,335	154,609	120,728
Share-based compensation expense	45,335	29,555	24,142
Loss on derivative securities, net	1,546	965	259
Interest income	(4,125)	(8,555)	(481)
Interest expense	11,335	2,455	2,977
Other income	(1,192)	—	(11)
Indirect tax contingency expenses	11,122	—	—
(Gain) loss on disposal of assets	(336)	5,466	1,931
Income tax expense	39,111	3,344	2,416
Fees related to financing & business development transactions	778	4,059	697
Litigation & settlement related expenses	2,052	1,970	7,872
Severance and other expenses	4,948	—	701
Impairment expense - other	—	716	—
Impairment expense - fixed assets	—	197,041	—
Loss from discontinued operations	—	—	4,429
Change in fair value of contingent consideration	—	—	(2,484)
Non-GAAP adjusted EBITDA	823,373	245,848	25,028

CleanSpark

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

CleanSpark, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of January 9, 2026

Tuesday, March 3, 2026 4:00 PM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/CLSK for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 4:00 PM, Eastern Time, March 3, 2026.

Internet:
www.proxypush.com/CLSK
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-890-6881
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

The undersigned hereby appoints Gary Vecchiarelli (the "Named Proxies") as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes him, to vote all the shares of capital stock of CleanSpark, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorney to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

CleanSpark

CleanSpark, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	WITHHOLD		
	01. S. Matthew Schultz	☐	☐		FOR
	02. Larry McNeill	☐	☐		FOR
	03. Dr. Thomas L. Wood	☐	☐		FOR
	04. Roger P. Beynon	☐	☐		FOR
	05. Amanda Cavaleri	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	Ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2026.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/CLSK

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date